UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Dear Cisco Stockholders:
You are cordially invited to participate in the Annual Meeting of Stockholders of Cisco Systems, Inc., which will be held online on Thursday, December 8, 2022 at 8:00 a.m. Pacific Time. Details of the business to be conducted at the annual meeting are given in the Notice of Annual Meeting of Stockholders and the Proxy Statement. You will find a Proxy Summary starting on the first page of the Proxy Statement.
We are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. See the section entitled “Other Important Information About the Meeting” on page 76 of the Proxy Statement for additional information on how stockholders may obtain paper copies of our proxy materials if they so choose.
We are pleased to provide stockholders with the opportunity to participate in the annual meeting online to facilitate stockholder attendance and provide a consistent experience to all stockholders regardless of location. We will provide a live webcast of the annual meeting at
www.virtualshareholdermeeting.com/CSCO2022, where you will also be able to submit questions and vote online.
Whether or not you participate in the annual meeting, it is important that your shares be part of the voting process. See the section entitled “Other Important Information About the Meeting” on page 76 of the Proxy Statement for detailed information regarding voting instructions.
Charles H. Robbins
Chair and Chief Executive Officer
October 13, 2022

As in prior years, the
2022 Annual Meeting
of Stockholders is
designed to encourage
stockholder
participation and
promote transparency.

Notice of Annual Meeting of Stockholders
Items of Business
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To elect to Cisco’s Board of Directors the following twelve nominees presented by the Board: M. Michele Burns, Wesley G. Bush, Michael D. Capellas, Mark Garrett, John D. Harris II, Dr. Kristina M. Johnson, Roderick C. McGeary, Sarah Rae Murphy, Charles H. Robbins, Brenton L. Saunders, Dr. Lisa T. Su, and Marianna Tessel

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To vote on a non-binding advisory resolution to approve executive compensation

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To ratify the appointment of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for the fiscal year ending July 29, 2023

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To vote upon a proposal submitted by stockholders, if properly presented at the annual meeting

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To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements

Virtual Annual Meeting
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This year’s annual meeting is virtual only. To participate in the virtual annual meeting, including to vote, submit questions, and view the list of registered stockholders as of the record date during the meeting, stockholders should go to the meeting website at www.virtualshareholdermeeting.com/CSCO2022, enter the 16-digit control number found on your proxy card, voting instruction form, or Notice Regarding the Availability of Proxy Materials, and follow the instructions on the website.

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If your voting instruction form or Notice Regarding the Availability of Proxy Materials does not indicate that you may vote those shares through the www.virtualshareholdermeeting.com/CSCO2022 website and it does not include a 16-digit control number, you should contact your bank, broker, or other nominee to obtain a “legal proxy” in order to be able to attend, participate in, and vote at the annual meeting.

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The proponent of the stockholder proposal included in this Proxy Statement will be able to call in live through a dedicated line to ensure their ability to present their proposal.

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Additional information regarding the virtual annual meeting can be found in the “Other Important Information About the Meeting” section on page 76.

Proxy Voting
Whether or not you participate in the annual meeting, please vote as soon as possible. Please refer to the section entitled “Other Important Information About the Meeting” on page 76 of the Proxy Statement for a detailed description of how to vote in advance of the meeting.
Mailing Address of Corporate Headquarters
170 West Tasman Drive, San Jose, California 95134
By Order of the Board of Directors
Evan Sloves
Secretary
October 13, 2022

Cisco 2022 Proxy Statement

Proxy Summary
These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of Cisco Systems, Inc., a Delaware corporation, for the Annual Meeting of Stockholders to be held on December 8, 2022, and at any adjournments or postponements of such meeting. These proxy materials were first sent on or about October 18, 2022 to stockholders entitled to vote at the annual meeting.
This summary highlights selected information about the items to be voted on at the annual meeting and information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider in deciding how to vote, and you should read the entire Proxy Statement carefully before voting. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement. The information contained on cisco.com or any other website referred to is provided for reference only and is not incorporated by reference into this Proxy Statement.
Participating in the Annual Meeting
Date and Time	Place	Record Date
Thursday, December 8, 2022 8:00 a.m. Pacific Time	Attend the annual meeting online at www.virtualshareholdermeeting.com/CSCO2022 using the 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form. We encourage you to join 15 minutes before the start time.	October 10, 2022
Question and Answer Session	Voting	Technical Difficulties
Submit questions before the annual meeting at www. proxyvote.com after logging in with your Control Number or you can submit questions during the meeting.	Vote online before the annual meeting at www.proxyvote.com or attend the meeting virtually and follow the instructions on the website. For additional information regarding voting, see the section entitled “Other Important Information About the Meeting” on page 76 of this Proxy Statement.	If you have difficulty accessing the annual meeting, please call the technical support telephone numbers referenced on the login page of www.virtualshareholdermeeting.com/ CSCO2022.
Annual Meeting Proposals
Proposal		Recommendation of the Board	Page
Proposal No. 1	Election of Directors	FOR each of the nominees	16
Proposal No. 2	Advisory Vote to Approve Executive Compensation	FOR	29
Proposal No. 3	Ratification of Independent Registered Public Accounting Firm	FOR	69
Proposal No. 4	Stockholder Proposal	AGAINST	73

Cisco 2022 Proxy Statement	1

Business Overview
Cisco designs and sells a broad range of technologies that power the Internet. We are integrating our platforms across networking, security, collaboration, applications and the cloud. These platforms are designed to help our customers manage more users, devices and things connecting to their networks. This will enable us to provide customers with a highly secure, intelligent platform for their digital businesses.
As our customers add billions of new connections to their enterprises, and as more applications move to a multicloud environment, the network becomes even more critical. Our customers are navigating change at an unprecedented pace. In this dynamic environment, we believe their priorities are to reimagine applications, power hybrid work, transform infrastructure, and secure the enterprise.
Governance and Board Highlights
Cisco’s Board is composed of skilled and diverse directors. The Board has established robust corporate governance practices and policies. In particular, the Board believes strongly in the value of an independent board of directors. Cisco has established a Lead Independent Director role with broad authority and responsibility, which is currently held by Mr. Capellas. See the “Governance and Board Matters” section in this Proxy Statement for more information, including:
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Our corporate governance policies and practices and where you can find key information regarding our corporate governance initiatives;

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Our balanced Board leadership structure and qualifications, including a robust Lead Independent Director role;

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Our environmental, social, and governance (“ESG”) initiatives related to Corporate Responsibility / Our Purpose; and

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Our fiscal 2022 stockholder engagement program where we engaged with stockholders representing approximately 36% of outstanding shares, including 78% of our top 30 stockholders.

ESG Initiatives at Cisco
For decades, Cisco has been evolving and expanding the way it positively impacts people and the planet. At the core of all our efforts is our purpose to “Power an Inclusive Future for All.”
For additional details on Our Purpose and related ESG initiatives, see the “Corporate Responsibility / Our Purpose” section in this Proxy Statement.

2

ESG-linked Performance Pay
Cisco integrates ESG goals all the way through to executive compensation. In fiscal 2022, our executive officers were held accountable for our overall ESG performance and our performance on a range of shared ESG goals, which were comprised of sustainability, and inclusion and collaboration goals, and directly factored into each executive officers’ performance bonus for fiscal 2022. For additional details, see “ESG Factor” in the Compensation Discussion and Analysis (“CD&A”) section in this Proxy Statement.
Board of Directors Highlights

Cisco 2022 Proxy Statement	3

Executive Compensation Highlights
Our pay-for-performance philosophy underscores our commitment to sound compensation and governance practices. Given the importance of ESG matters to Cisco’s strategy, for fiscal 2022, we incorporated an ESG factor into our variable cash incentive plan, the Executive Incentive Plan (“EIP”), which was scored based on the executive leadership team’s joint execution of our ESG strategy, including specific goals on sustainability, and inclusion and collaboration.
Our executive compensation program rewards performance	We apply leading executive compensation practices

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Compensation philosophy designed to attract and retain, motivate performance, and reward achievement

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Performance measures aligned with stockholder interests

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Majority of annual total direct compensation (“TDC”) is performance-based

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No dividends paid or dividend equivalents settled on unvested awards

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Independent compensation committee

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Independent compensation consultant

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Comprehensive annual compensation program risk assessment

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Annual compensation peer group review

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Caps on incentive compensation

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Performance on ESG initiatives considered in the variable cash incentive program for executive officers

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None of our executive officers have employment, severance or change in control agreements

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Stock ownership guidelines

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Recoupment/Clawback policy

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Limited perquisites

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No single-trigger vesting of equity award grants

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No stock option repricing or cash-out of underwater equity awards

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No supplemental executive retirement plan or executive defined benefit pension plan

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No golden parachute tax gross-ups

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Broad anti-pledging and anti-hedging policies

4

Governance and Board Matters
Corporate Governance
Policies and Practices
Cisco is committed to stockholder-friendly corporate governance. The Board has adopted clear corporate policies that promote excellence in corporate governance. We have adopted policies and practices that are consistent with our commitment to transparency and best-in-class practices, as well as to ensure compliance with the rules and regulations of the Securities and Exchange Commission (“SEC”), the listing requirements of Nasdaq, and applicable corporate governance requirements. Key information regarding our corporate governance initiatives can be found in the Governance section of our Investor Relations website at investor.cisco.com which also includes our corporate governance policies, our Code of Business Conduct (“COBC”), and the charter for each Board committee.
Key Corporate Governance Policies and Practices

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Annual elections of directors since our initial public offering

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Majority voting for uncontested elections of directors

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Majority of our Board is independent of Cisco and management

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A robust Lead Independent Director role with broad authority and responsibility

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Independent members of the Board meet regularly without the presence of management

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Stockholders may recommend a director nominee to our Nomination and Governance Committee

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Stockholders that meet eligibility requirements may submit director candidates for election in our proxy statement through our proxy access bylaw provision

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Stockholders have the right to take action by written consent

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Stockholders owning 10% of the outstanding shares of our common stock have the right to call a special meeting

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No poison pill

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All members of key committees of our Board – the Audit Committee, the Compensation and Management Development Committee (the “Compensation Committee”), and the Nomination and Governance Committee – are independent

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Charters of each of the committees of the Board clearly establish the committees’ respective roles and responsibilities

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We have a clear COBC that is monitored by our ethics office and is annually affirmed by our employees

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Our ethics office has a hotline available to all employees

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Our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters

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We have adopted a code of ethics that applies to our principal executive officer and all members of our finance department, including the principal financial officer and principal accounting officer

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Our internal audit function maintains critical oversight over the key areas of our business and financial processes and controls, and reports directly to our Audit Committee

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A compensation recoupment policy that applies to our executive officers

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Stock ownership guidelines for our non-employee directors and executive officers

Cisco 2022 Proxy Statement	5

Corporate Responsibility / Our Purpose
Technology has the potential to create opportunities – or deepen inequalities. Cisco believes that technology, when thoughtfully and strategically applied, can help address inequities; bring positive, lasting change to people’s lives and communities; and benefit the planet. Our Purpose reporting describes our commitments, goals, progress, and impact for ESG topics that are significant to Cisco and our stakeholders. Today, our commitment to our Purpose starts at the top with our Board and senior leadership and is embedded throughout the organization. Our Purpose governance structure is designed this way to help ensure we prioritize the right issues as a company, and that we stay on track with our commitments.
Our People, Policy, and Purpose organization leads our social investment programs and champions our commitment to ESG performance and transparency. Within this organization, there is a core reporting team which engages with stakeholders, leads ESG assessments, and stewards reporting activities. Our reporting is aligned with standards set by the Global Reporting Initiative, Sustainability Accounting Standards Board, the Task Force on Climate-related Financial Disclosures, and the UN Sustainable Development Goals. In August 2022, we appointed our first Chief Sustainability Officer who plays an integral part in how we execute on our Purpose. Our Chief Sustainability Officer reports directly to our Chief People, Policy & Purpose Officer.
The Nomination and Governance Committee of the Board oversees Cisco’s policies and programs concerning our Purpose, including ESG matters. The Compensation Committee of the Board oversees the development and implementation of Cisco’s practices, strategies, and policies used for recruiting, managing, and developing employees (i.e., human capital management). These practices, strategies, and policies focus on diversity and inclusion, workplace environment and safety, and corporate culture. In addition, the full Board receives updates on Cisco’s overall Purpose strategy, including ESG matters, from management.
Each year, we report progress toward Cisco’s enterprise goals in our annual Cisco Purpose Report. Cisco set its first greenhouse gas (“GHG”) emissions reduction goal in 2006, and since then, we have continued to set other goals to engage employees, reduce environmental impacts in our supply chain, and benefit communities. For more information relating to Cisco’s Purpose and to review our current progress and future goals, see our ESG Reporting Hub at https://csr.cisco.com. Our 2021 Cisco Purpose Report is available on our Investor Relations website at investor.cisco.com. Our corporate responsibility website, ESG Reporting Hub and related reports are not incorporated by reference into this Proxy Statement.
Public Policy Engagements
Information about our public policy engagement approach, including our policy priorities, our limitations relating to public policy-related activities, and the manner in which we disclose our public policy efforts (including annual payments to trade associations and political action committee contributions), is disclosed on our public website at https://www.cisco.com/c/en/us/about/government-affairs.html. In part as a result of proactive engagement with our stockholders, we regularly review and update this web page.
Stockholder Engagement
At Cisco, we recognize the importance of regular and transparent communication with our stockholders. Each year, we continually engage with a significant portion of stockholders that include our top institutional investors. In fiscal 2022, Cisco engaged in outreach with investors representing approximately 58% of shares outstanding at the end of the fiscal year, and of those investors, our Chair and Chief Executive Officer (“CEO”), Secretary, and Investor Relations team held meetings, conference calls and/or corresponded with investors representing approximately 36% of our outstanding shares at the end of the fiscal year, including 78% of our 30 largest stockholders. We engaged with these stockholders on a variety of topics, including our business and long-term strategy, corporate governance and risk management practices, board leadership and refreshment, diversity, corporate responsibility initiatives (including ESG matters), our executive compensation program, and other matters of stockholder interest.

6

Board of Directors
Our Board is committed to strong corporate governance structures and practices that help Cisco build long-term stockholder value. Our Board believes strongly in the value of an independent board of directors and has established a Lead Independent Director role with broad authority and responsibility, as described further below. Additionally, our Board is composed of skilled and diverse directors.
Board Leadership Structure
Board Independence
Our Board believes strongly in the value of an independent board of directors. Other than Mr. Robbins, our CEO, all members of our Board are independent. Independent board members have consistently comprised over 75% of the members of our Board. Additionally, all members of our Board committees, including the Audit Committee, the Compensation Committee and the Nomination and Governance Committee, are independent. The independent members of the Board also meet regularly during executive sessions of the Board without management present, and the Lead Independent Director chairs those sessions. Mr. Capellas currently serves as Lead Independent Director, and Mr. Robbins currently serves as Board Chair and CEO.
Board Chair
The Board believes it should maintain flexibility to determine the Board leadership structure from time to time. Our policies do not preclude our CEO from also serving as Board Chair. For instance, Mr. Robbins, our CEO, currently serves as Board Chair. The Board believes our current leadership structure, which includes a strong Lead Independent Director, provides appropriate balance and currently is in the best interest of Cisco and our stockholders. The broad authority and oversight given to the Lead Independent Director role, as described in detail below, helps ensure a strong independent and active Board. Additionally, Mr. Robbins’ demonstrated leadership during his tenure at Cisco, and his ability to speak as both Board Chair and CEO, provides a strong unified leadership for Cisco.
Lead Independent Director
The Lead Independent Director is elected by and from the independent directors. Each term of service for the Lead Independent Director position is one year, and the Lead Independent Director has the following responsibilities:
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Authority to call meetings of the independent directors

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Presides at all meetings of the Board at which the Board Chair is not present, including executive sessions of the independent directors (during which Cisco’s strategy is reviewed and other topics are discussed)

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Serves as principal liaison between the independent directors and the Chair and CEO

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Communicates from time to time with the Chair and CEO and disseminates information to the rest of the Board as appropriate

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Provides leadership to the Board if circumstances arise in which the role of the Board Chair may be, or may be perceived to be, in conflict

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Reviews and approves agendas, meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the Board (including the quality, quantity, and timeliness of such information)

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Being available, as appropriate, for consultation and direct communication with major stockholders and other stakeholders

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Presides over the annual performance evaluation of the Board, including the performance evaluation of each Board committee and individual Board members

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Facilitates the Board’s performance evaluation of the CEO in conjunction with the Compensation Committee

In connection with Mr. Capellas’ appointment as Lead Independent Director, the Board considered his demonstrated leadership during his tenure as a member of the Board, and also his leadership during his tenure as chair of the Nomination and Governance Committee, the Acquisition Committee, and the Finance Committee and believes his ability to act as a strong Lead Independent Director provides balance in Cisco’s leadership structure and is in the best interest of Cisco and its stockholders.

Cisco 2022 Proxy Statement	7

Board Committees and Meetings
Cisco has five standing committees: the Audit Committee, the Compensation Committee, the Nomination and Governance Committee, the Acquisition Committee, and the Finance Committee. Each of these committees has a written charter approved by the Board. A copy of each charter can be found on the “Committees” web page, which is located in the Corporate Governance section of our Investor Relations website at investor.cisco.com.
During fiscal 2022, the Board held 8 meetings. During this period, all of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board and the committees of the Board on which each such director served, during the period for which such director served. Cisco’s directors are strongly encouraged to attend the annual meeting. 10 of Cisco’s directors who were then serving on the Board attended last year’s annual meeting.
Audit Committee	Number of Meetings: 14
Mark Garrett (Chair)	M. Michele Burns	Roderick C. McGeary	Sarah Rae Murphy
Responsibilities and Duties Include:
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Directly responsible for the appointment, retention, and oversight of the performance of the independent registered public accounting firm

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Reviews the financial information which will be provided to stockholders and others, including the quarterly and year-end financial results

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Reviews the system of internal controls which management and the Board have established

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Reviews our financial and risk management policies, including data protection (comprising both privacy and security)

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Reviews our policies and programs for addressing data protection, including both privacy and security

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Oversees our accounting and financial reporting processes and the audits of Cisco’s financial statements

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Pre-approves audit and permissible non-audit services provided by the independent registered public accounting firm

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Reviews the hiring policies for any employees or former employees of the independent registered public accounting firm

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Oversees and reviews related party transactions

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Establishes procedures for the receipt, retention, and treatment of complaints received by Cisco regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

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Reviews annually the responsibilities and activities for the prior and upcoming fiscal year of each of our internal audit function and the Compliance Office

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Meets separately in periodic executive sessions with each of management, the head of our internal audit function, and the independent registered public accounting firm

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Reports to the Board on a regular basis on the major events covered by the Audit Committee and makes recommendations to the Board and management concerning these matters

Composition of the Committee
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Each member of this committee has been determined by the Board to be an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

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Each member of this committee is an independent director and meets each of the other requirements for audit committee members under applicable Nasdaq listing standards

8

Compensation and Management Development Committee	Number of Meetings: 6
Roderick C. McGeary (Chair)	Wesley G. Bush	Dr. Kristina M. Johnson	Brenton L. Saunders
Responsibilities and Duties Include:
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Reviews the performance and development of our management team in achieving corporate goals and objectives, and to assure that our executive officers are compensated effectively in a manner consistent with our strategy, competitive practice, sound corporate governance principles and stockholder interests

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Reviews and approves our compensation to executive officers

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Approves any special perquisites, special cash payments and other special compensation and benefit arrangements to executive officers

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Reviews matters related to succession planning, including review and approval of CEO succession planning

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Reviews and oversees the development and implementation of our practices, strategies, and policies used for recruiting, managing, and developing employees (i.e., human capital management)

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Review annually and approve our compensation strategy to help ensure that it promotes stockholder interests and supports our strategic and tactical objectives and that it provides appropriate rewards and incentives for management and employees, including review of compensation-related risk management

Composition of the Committee
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Each member of this committee is an independent director under applicable Nasdaq listing standards, including the additional independence requirements specific to compensation committee membership

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Each member of this committee is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act

Executive Compensation
For fiscal 2022, the Compensation Committee performed the above oversight responsibilities and duties by, among other things, conducting an evaluation of the design of our executive compensation program, in light of our risk management policies and programs. For additional information regarding the Compensation Committee’s risk management review, see the “Executive Compensation Governance Components” section of the CD&A.
The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers. During fiscal 2022, the Compensation Committee retained Exequity LLP (“Exequity”) as its independent compensation consultant to help the Compensation Committee establish and implement its compensation philosophy, to evaluate compensation proposals recommended by management, and to provide advice and recommendations on competitive market practices and specific compensation decisions for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the CEO and the People and Communities organization present compensation and benefit proposals to the Compensation Committee. Exequity worked directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities and did not undertake projects for management except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. During fiscal 2022, Exequity performed no other consulting or other services for Cisco management and did not undertake any projects for management. For additional description of the Compensation Committee’s processes and procedures for consideration and determination of executive officer compensation, see the “Compensation Committee Matters –  Executive Compensation – CD&A” section in this Proxy Statement.

Cisco 2022 Proxy Statement	9

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during fiscal 2022 were Roderick C. McGeary (Chair), Wesley G. Bush, Dr. Kristina M. Johnson, and Brenton L. Saunders, each of which served for all of fiscal 2022. No member of the Compensation Committee was, at any time during fiscal 2022 or at any other time, an officer or employee of Cisco, and no member of this committee had any relationship with Cisco requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. No executive officer of Cisco has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Compensation Committee during fiscal 2022.
Nomination and Governance Committee	Number of Meetings: 5
Michael D. Capellas (Chair)	Mark Garrett	Roderick C. McGeary
Responsibilities and Duties Include:
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Oversees, reviews, and makes periodic recommendations concerning our corporate governance policies

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Reviews our policies and programs concerning corporate responsibility (including ESG matters)

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Reviews and assesses director independence

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Makes recommendations regarding the size, structure and composition of the Board and its committees

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Oversees the annual Board performance evaluation process

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Recommends candidates for election to the Board

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Reviews and recommends compensation for non-employee members of the Board

Composition of the Committee
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Each member of this committee is an independent director under applicable Nasdaq listing standards

Director Compensation
In connection with reviewing and recommending compensation for non-employee directors, the Nomination and Governance Committee retained Exequity as its independent compensation consultant during fiscal 2022. The Nomination and Governance Committee makes recommendations to the Board regarding compensation for non-employee directors using a process similar to the one used by the Compensation Committee for determining compensation for Cisco’s executive officers. Generally, the Nomination and Governance Committee annually reviews the market practice for non-employee director compensation for companies in Cisco’s Peer Group (as defined in the CD&A) in consultation with its independent compensation consultant and assesses whether our non-employee director compensation program continues to be competitive with the market for qualified directors, incorporates best practices and aligns the interests of our non-employee directors with the long-term interests of our stockholders.
Director Nominations
Stockholders may recommend a director nominee to Cisco’s Nomination and Governance Committee. In recommending candidates for election to the Board, the Nomination and Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nomination and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. The Nomination and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Upon selection of a qualified candidate, the Nomination and Governance Committee recommends the candidate for consideration by the full Board.

10

For more detailed information on how to recommend a prospective nominee for the Nomination and Governance Committee’s consideration or to submit a nominee for inclusion in Cisco’s proxy materials pursuant to the proxy access provisions of Cisco’s bylaws, see the “Other Important Information About the Meeting – Stockholder Proposals and Nominations for 2023 Annual Meeting of Stockholders” section.
Acquisition Committee	Number of Meetings: 12
Michael D. Capellas (Chair)	Brenton L. Saunders	Dr. Lisa T. Su	Marianna Tessel
Responsibilities and Duties Include:
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Reviews acquisition strategies and opportunities with management

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Approves certain acquisitions and investment transactions and makes recommendations to the Board

Finance Committee	Number of Meetings: 8
M. Michele Burns (Chair)	Wesley G. Bush	John D. Harris II	Dr. Kristina M. Johnson
Responsibilities and Duties Include:
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Reviews and approves our global investment policy

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Oversees the stock repurchase program

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Reviews investments, fixed income assets, insurance risk management policies and programs, tax programs, currency, interest rate and equity risk management policies and programs, and capital structure and capital allocation strategy

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Authorized to approve the issuance of debt securities, certain real estate acquisitions and leases, and charitable contributions made on behalf of Cisco

Cisco 2022 Proxy Statement	11

Board’s Role in Strategy
One of the Board’s key responsibilities is overseeing management’s formulation and execution of Cisco’s strategy. Throughout the year, our CEO, the executive leadership team, and other leaders from across the organization provide detailed business and strategy updates to the Board. During these reviews, the Board engages with the executive leadership team and other business leaders regarding various topics, including business strategy and initiatives, capital allocation, portfolio updates, the competitive landscape, talent and culture (including inclusion and diversity), ESG matters (including our environmental impact and human rights implications of Cisco product development and sales), and regulatory developments. Additionally, on an annual basis, the Board reviews and approves Cisco’s financial plan. The Lead Independent Director chairs regularly scheduled executive sessions of the independent directors, without Cisco management present, during which Cisco’s business strategy is reviewed and other topics are discussed.
Board’s Role in Risk Oversight
We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. Our management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of our risk management. With the oversight of the Board, our management team has implemented practices, processes and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.
Our management team has implemented an enterprise risk management (“ERM”) program designed to work across the organization to identify, evaluate, govern and manage risks, as well as our response to those risks. This risk assessment process considers whether risks are short-, medium-, or long-term, such that the management of significant risks can be prioritized, in part, based on the timeframe of such risks. Our internal audit function manages the enterprise ERM program and performs an annual risk assessment which is utilized by the ERM program, which is informed by industry trends, benchmarking and third-party professionals. The structure of the ERM program includes both an ERM operating committee that focuses on risk management-related topics, and an ERM executive committee consisting of members of management, including our Chief Legal Officer who is also our Chief Compliance Officer and reports directly to the CEO. The ERM operating committee conducts global risk reviews and provides regular updates to the ERM executive committee.
The Audit Committee, which oversees our financial and risk management policies, including data protection (comprising both privacy and security), receives regular reports on ERM from the chair of the ERM operating committee. Additionally, the Audit Committee receives regular reports on cybersecurity from senior management on a quarterly basis and receives a detailed presentation from our Chief Security and Trust Officer two or more times per year. As part of its responsibilities and duties, the Audit Committee reviews our policies and programs for addressing data protection, including both privacy and security, including with respect to (a) our products and services, (b) the servers, data centers and cloud-based solutions on which Cisco’s and third-party data is stored or processed (including servers, data centers and cloud-based solutions operated by third parties on which we rely), and (c) the cloud-based services provided to, by or enabled by Cisco. The Audit Committee provides updates to the Board on such review.
As part of the overall risk oversight framework, other committees of the Board also oversee certain categories of risk associated with their respective areas of responsibility. For example, the Finance Committee oversees matters related to risk management policies and programs addressing currency, interest rate, equity, and insurance risk, as well as Cisco’s customer and channel partner financing activities, investment policy and certain risk management activities of Cisco’s treasury function. The Compensation Committee oversees compensation-related risk management, as discussed in the “Governance and Board Matters – Corporate Governance – Board of Directors – Board Committees and Meetings – Compensation and Management Development Committee” and “Compensation Committee Matters – Executive Compensation – CD&A” sections in this Proxy Statement.
Each committee reports regularly to the full Board on its activities. In addition, the Board participates in regular discussions with our executive management on many core subjects, including strategy, operations, information systems, finance, legal and public policy matters, in which risk oversight is an inherent element. The Board believes the leadership structure described in the “Governance and Board Matters – Corporate Governance – Board of Directors – Board Leadership Structure” section facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Lead Independent Director and working through its committees, including the independent Audit Committee, to proactively participate in the oversight of management’s actions.

12

Director Qualifications, Skills and Attributes
The table below summarizes key qualifications, skills and attributes most relevant to the decision to nominate our director candidates to serve on the Board. A mark indicates a specific area of focus or experience on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography in Governance and Board Matters – Proposal No. 1 – Election of Directors below describes each nominee’s qualifications and relevant experience in more detail.
Board Performance Evaluation Process
The Board recognizes that a robust and constructive performance evaluation process is an essential component of Board effectiveness. As such, the Board conducts an annual performance evaluation that is intended to determine whether the Board, each of its committees, and individual Board members are functioning effectively, and to provide them with an opportunity to reflect upon and improve processes and effectiveness. The Nomination and Governance Committee oversees this annual process, which is led by the Lead Independent Director. As part of this process, the Lead Independent Director, along with outside counsel, conducts one-on-one discussions with each Board member and certain members of management to obtain their assessment of the effectiveness and performance of the Board, its committees, and individual Board members. A summary of the results of this process is presented to the Nomination and Governance Committee identifying any themes or issues that have emerged. The results are then reported to the full Board, which considers the results and ways in which Board processes and effectiveness may be enhanced.

Cisco 2022 Proxy Statement	13

Board Refreshment
We regularly evaluate the need for Board refreshment. The Nomination and Governance Committee and the Board are focused on identifying individuals whose skills and experiences will enable them to make meaningful contributions to the shaping of Cisco’s business strategy. In August 2022, the Board appointed Sarah Rae Murphy as a director upon the recommendation of the Nomination and Governance Committee. For more information on the skills and experience of Ms. Murphy, see “Governance and Board Matters – Proposal No. 1 – Election of Directors.”
As part of its consideration of director succession, the Nomination and Governance Committee from time-to-time reviews, including when considering potential candidates, the appropriate skills and characteristics required of Board members such as diversity of business experience, viewpoints and personal background, and diversity of skills in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board. In evaluating potential candidates for the Board, the Nomination and Governance Committee considers these factors in the light of the specific needs of the Board at that time. Additionally, due to the global and complex nature of our business, the Board believes it is important to include individuals with diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences, and those factors are considered in evaluating board candidates in order to provide practical insights and diverse perspectives.
Cisco policy provides that the Board will take into consideration the age of any current or prospective Board member whose age would be 72 or older when elected, re-elected, or appointed to the Board and, before nominating or appointing such Board member, the Board will make an affirmative determination that it is in the best interests of Cisco and its stockholders for that individual to serve on the Board, which affirmative determination the Board made with respect to the nomination of Mr. McGeary. The average tenure of the director nominees is approximately 7.3 years.
The Nomination and Governance Committee and the Board will regularly evaluate the key qualifications, skills and attributes required in order to effectively refresh the Board with engaged and dynamic leaders with a proven business track record who will bring fresh perspectives to the Board while maintaining the productive working dynamics and collegiality of the Board. The brief biographical description of each nominee set forth in the “Governance and Board Matters – Proposal No. 1 – Election of Directors – Business Experience and Qualifications of Nominees” section and the matrix set forth in “Governance and Board Matters – Corporate Governance – Board of Directors – Director Qualifications, Skills and Attributes” section above include the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board at this time.
Five of our independent director nominees have joined our Board since 2019, representing 45% of our independent Board members.
Joined in 2019	Joined in 2020	Joined in 2021		Joined in 2022

Wesley G. Bush	Dr. Lisa T. Su	John D. Harris II	Marianna Tessel	Sarah Rae Murphy

14

Stockholder Communications with the Board
Stockholders may communicate with our Board through Cisco’s Secretary by sending an email to bod@cisco.com, or by writing to the following address:
Board of Directors
c/o Evan Sloves, Secretary
Cisco Systems, Inc.
170 West Tasman Drive
San Jose, California 95134
Stockholders also may communicate with the Board’s Compensation Committee through Cisco’s Secretary by sending an email to compensationcommittee@cisco.com, or by writing to the following address:
Compensation and Management Development Committee
c/o Evan Sloves, Secretary
Cisco Systems, Inc.
170 West Tasman Drive
San Jose, California 95134
Cisco’s Secretary will forward all correspondence to the Board or the Compensation Committee, except for spam, junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Cisco’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within Cisco for review and possible response.

Cisco 2022 Proxy Statement	15

Proposal No. 1 – Election of Directors
The names of persons who are nominees for director and their current positions and offices with Cisco are set forth in the table below. The proxy holders intend to vote all proxies received by them for the nominees listed below unless otherwise instructed. Each of the current directors has been nominated for election by the Board upon recommendation by the Nomination and Governance Committee and has decided to stand for election. The authorized number of directors is twelve.
The Board appointed Sarah Rae Murphy to the Board in August 2022 upon recommendation of the Nomination and Governance Committee. Ms. Murphy was brought to the attention of the Nomination and Governance Committee as a potential candidate by a third-party search firm.
Director Nominees	Positions and Offices Held with Cisco	Age	Director Since	Other Public Company Boards
M. Michele Burns	Director	64	2003	3
Wesley G. Bush	Director	61	2019	2
Michael D. Capellas	Lead Independent Director	68	2006	3
Mark Garrett	Director	64	2018	3
John D. Harris II	Director	61	2021	2
Dr. Kristina M. Johnson	Director	65	2012	1
Roderick C. McGeary	Director	72	2003	2
Sarah Rae Murphy	Director	39	2022	–
Charles H. Robbins	Chair and CEO	56	2015	1
Brenton L. Saunders	Director	52	2017	2
Dr. Lisa T. Su	Director	52	2020	1
Marianna Tessel	Director	54	2021	–

16

Business Experience and Qualifications of Nominees

M. Michele Burns
Independent Director
Age: 64
Director since: 2003
Committees
Audit
Finance (Chair)
Other Public Company
Directorships
■
Anheuser-Busch InBev SA/NV

■
Etsy, Inc.

■
The Goldman Sachs Group

Former Public Company
Directorships in the Past
Five Years
■
Alexion Pharmaceuticals, Inc.
(ending in 2018)

Business Experience
Ms. Burns has served on the Advisory Board of the Center on Longevity at Stanford University since October 2019 and previously served as the Center Fellow and Strategic Advisor from August 2012 to October 2019. She served as the Chief Executive Officer of the Retirement Policy Center sponsored by Marsh & McLennan Companies, Inc. (“Marsh”) from October 2011 to February 2014. From September 2006 to October 2011, Ms. Burns served as Chair and Chief Executive Officer of Mercer LLC (“Mercer”), a global leader for human resources and related financial advice and services. She assumed that role after joining Marsh in March 2006 as Chief Financial Officer. From May 2004 to January 2006, Ms. Burns served as Chief Financial Officer and Chief Restructuring Officer of Mirant Corporation (“Mirant”), where she successfully helped Mirant restructure and emerge from bankruptcy. In 1999, Ms. Burns joined Delta Air Lines, Inc. assuming the role of Chief Financial Officer in 2000 and holding that position through April 2004. She began her career in 1981 at Arthur Andersen LLP and became a partner in 1991.
Qualifications
Ms. Burns provides the Board expertise in corporate finance, accounting and strategy, including experience gained as the chief financial officer of three public companies. Through her experience as the chief executive officer of Mercer LLC, she brings expertise in global and operational management, including a background in organizational leadership and human resources. Ms. Burns also has experience serving as a public company outside director.

Wesley G. Bush
Independent Director
Age: 61
Director since: 2019
Committees
Compensation
Finance
Other Public Company
Directorships
■
Dow Inc.

■
General Motors Corporation

Former Public Company
Directorships in the Past
Five Years
■
Norfolk Southern Corporation
(ending in 2019)

■
Northrop Grumman Corporation
(ending in 2019)

Business Experience
Mr. Bush served as Chief Executive Officer of Northrop Grumman Corporation (“Northrop Grumman”) from January 2010 through December 2018 and served on its board from September 2009 to July 2019 and in the role of chair from July 2011 to July 2019. Prior to January 2010, he served in various leadership roles, including as Northrop Grumman’s President and Chief Operating Officer, Corporate Vice President and Chief Financial Officer, and President of its Space Technology sector. Mr. Bush also served in various leadership roles at TRW Inc. prior to its acquisition by Northrop Grumman in 2002. Mr. Bush is a member of the National Academy of Engineering.
Qualifications
Mr. Bush brings to the Board his extensive international business experience, including over 35 years in the aerospace and defense industry. In addition, he brings extensive financial, sales and marketing, strategic and operational experience. Mr. Bush also has experience serving as a public company outside director.

Cisco 2022 Proxy Statement	17

Michael D. Capellas
Lead Independent Director
Age: 68
Director since: 2006
Committees
Nomination and
Governance (Chair)
Acquisition (Chair)
Other Public Company
Directorships
■
Flex Ltd., Chair

■
Elliott Opportunity II Corp.,
a special purpose acquisition company (“SPAC”)

■
The Beauty Health Company

Former Public Company
Directorships in the Past
Five Years
■
MuleSoft, Inc. (ending in 2018)

Business Experience
Mr. Capellas has served as founder and Chief Executive Officer of Capellas Strategic Partners since November 2012. He served as Chair of the Board of VCE Company, LLC (“VCE”) from January 2011 until November 2012 and as Chief Executive Officer of VCE from May 2010 to September 2011. Mr. Capellas was the Chair and Chief Executive Officer of First Data Corporation from September 2007 to March 2010. From November 2002 to January 2006, he served as Chief Executive Officer of MCI, Inc. (“MCI”), previously WorldCom. From November 2002 to March 2004, he was also Chair of the Board of WorldCom, and he continued to serve as a member of the board of directors of MCI until January 2006. Mr. Capellas left MCI as planned in early January 2006 upon its acquisition by Verizon Communications Inc. Previously, Mr. Capellas was President of Hewlett-Packard Company (“Hewlett-Packard”) from May 2002 to November 2002. Before the merger of Hewlett-Packard and Compaq Computer Corporation (“Compaq”) in May 2002, Mr. Capellas was President and Chief Executive Officer of Compaq, a position he had held since July 1999, and Chair of the Board of Compaq, a position he had held since September 2000. Mr. Capellas held earlier positions as Chief Information Officer and Chief Operating Officer of Compaq.
Qualifications
Mr. Capellas brings to the Board experience in executive roles and a background of leading global organizations in the technology industry. Through this experience, he has developed expertise in several valued areas including strategic product development, business development, sales, marketing, and finance. Mr. Capellas also has experience serving as a public company outside director.

Mark Garrett
Independent Director
Age: 64
Director since: 2018
Committees
Audit (Chair)
Nomination and Governance
Other Public Company
Directorships
■
GoDaddy Inc.

■
NightDragon Acquisition Corp., a SPAC

■
Snowflake Inc.

Former Public Company
Directorships in the Past
Five Years
■
Pure Storage, Inc. (ending in 2021)

Business Experience
Mr. Garrett has served as a Senior Advisor at Permira since June 2021. Mr. Garrett served as Executive Vice President and Chief Financial Officer of Adobe Systems Incorporated from February 2007 to April 2018. From January 2004 to February 2007, Mr. Garrett served as Senior Vice President and Chief Financial Officer of the Software Group of EMC Corporation (“EMC”). From August 2002 to January 2004 and from 1997 to 1999, Mr. Garrett served as Executive Vice President and Chief Financial Officer of Documentum, Inc., including through its acquisition by EMC in December 2003.
Qualifications
Mr. Garrett brings to the Board extensive history of leadership in finance and accounting in the technology industry, including experience in product and business model transition and transformation to the cloud. Mr. Garrett also has experience serving as a public company outside director.

18

John D. Harris II Independent Director Age: 61 Director since: 2021 Committees Finance Other Public Company Directorships ■ Flex Ltd. ■ Kyndryl Holdings, Inc.
Business Experience
Mr. Harris served as Vice President of Business Development of Raytheon Company (“Raytheon”) and Chief Executive Officer of Raytheon International, Inc. from September 2013 to April 2020. Mr. Harris joined Raytheon in 1983 and throughout his career at Raytheon, he held various leadership positions, including serving as General Manager of Raytheon’s Intelligence, Information and Services business, President of Raytheon Technical Services Company, Vice President of Operations and Contracts for Raytheon’s former Electronic Systems business, Vice President of Contracts for Raytheon’s government and defense businesses, and Vice President of Contracts and Supply Chain for Raytheon Company. In 2010, Mr. Harris was honored with the prestigious Black Engineer of the Year Award.
Qualifications
Mr. Harris brings to the Board an extensive history of leadership in sales and marketing, supply chain management, international business and government relations operations functions, including expertise in both technology and manufacturing industries.

Dr. Kristina M. Johnson
Independent Director
Age: 65
Director since: 2012
Committees
Compensation
Finance
Other Public Company
Directorships
■
DuPont de Nemours, Inc.

Former Public Company
Directorships in the Past
Five Years
■
The AES Corporation (ending in 2019)

Business Experience
Dr. Johnson has served as the President of The Ohio State University since September 2020. Previously Dr. Johnson served as the chancellor of the State University of New York from September 2017 to August 2020. From January 2014 to September 2017, Dr. Johnson served as the Chief Executive Officer of Cube Hydro Partners, LLC, a clean energy company, and a joint venture between Enduring Hydro, a company she founded in January 2011, and I Squared Capital, a private equity firm. From May 2009 to October 2010, Dr. Johnson served as Under Secretary of Energy at the U.S. Department of Energy. Prior to this, Dr. Johnson was Provost and Senior Vice President for Academic Affairs at The Johns Hopkins University from 2007 to 2009 and Dean of the Pratt School of Engineering at Duke University from 1999 to 2007. Previously, she served as a professor in the Electrical and Computer Engineering Department, University of Colorado and as director of the National Science Foundation Engineering Research Center for Optoelectronics Computing Systems at the University of Colorado, Boulder. She holds 119 U.S. and international patents and has received the John Fritz Medal, widely considered the highest award given in the engineering profession. Dr. Johnson was inducted into the National Inventors Hall of Fame in 2015, and she is also a member of the National Academy of Engineering.
Qualifications
Dr. Johnson brings to the Board an engineering background, as well as expertise in science, technology, business, education and government. In addition, she has leadership and management experience, both in an academic context as chancellor, provost and dean of nationally recognized academic institutions and in a corporate context as a board member of public companies.

Cisco 2022 Proxy Statement	19

Roderick C. McGeary
Independent Director
Age: 72
Director since: 2003
Committees
Audit
Compensation (Chair)
Nomination and Governance
Other Public Company
Directorships
■
PACCAR Inc.

■
Raymond James Financial, Inc.

Business Experience
Mr. McGeary served as Chair of Tegile Systems, Inc. from June 2010 to June 2012. From November 2004 to December 2009, he served as Chair of the Board of BearingPoint, Inc.(“BearingPoint”) and also was interim Chief Executive Officer of BearingPoint from November 2004 to March 2005. Mr. McGeary served as Chief Executive Officer of Brience, Inc. from July 2000 to July 2002. From April 2000 to June 2000, he served as a Managing Director of KPMG Consulting LLC, a wholly owned subsidiary of BearingPoint (formerly KPMG Consulting, Inc.). From August 1999 to April 2000, he served as Co-President and Co-Chief Executive Officer of BearingPoint. From January 1997 to August 1999, he was employed by KPMG LLP (“KPMG”) as its Co-Vice Chair of Consulting. Prior to 1997, he served in several capacities with KPMG, including audit partner for technology clients. Mr. McGeary is a Certified Public Accountant and holds a B.S. degree in Accounting from Lehigh University.
Qualifications
Mr. McGeary brings to the Board a combination of executive experience in management and technology consulting. He also has expertise in leading talented teams, as well as skills in finance, accounting and auditing with technology industry experience. Mr. McGeary also has experience serving as a public company outside director.

Sarah Rae Murphy Independent Director Age: 39 Director since: 2022 Committees Audit
Business Experience
Ms. Murphy served as Chief Procurement Officer and Senior Vice President, Global Sourcing of United Airlines Holdings, Inc. (“United Airlines”) from October 2021 to May 2022. She held other executive leadership roles at United Airlines including Senior Vice President, United Express from June 2019 to October 2021 and Vice President, Global Operations Strategy, Planning and Design from October 2016 to June 2019. At United Airlines, she previously also held various financial leadership positions including Vice President of Financial Planning and Analysis and leading investor relations. Prior to joining United Airlines in 2006, Ms. Murphy began her career at Merrill Lynch in its investment banking division.
Qualifications
Ms. Murphy brings to the Board broad executive leadership experience in finance, operations and commercial functions in a global business. Her enterprise experience in leading innovation and transformation to enhance customer experience adds a valuable perspective to the Board.

20

Charles H. Robbins Board Chair Age: 56 Director since: 2015 Other Public Company Directorships ■ BlackRock, Inc.
Business Experience
Mr. Robbins has served as CEO since July 2015, as a member of the Board since May 2015 and as Chair of the Board since December 2017. He joined Cisco in December 1997, from which time until March 2002 he held a number of managerial positions within Cisco’s sales organization. Mr. Robbins was promoted to Vice President in March 2002, assuming leadership of Cisco’s U.S. channel sales organization. Additionally, in July 2005 he assumed leadership of Cisco’s Canada channel sales organization. In December 2007, Mr. Robbins was promoted to Senior Vice President, U.S. Commercial, and in August 2009 he was appointed Senior Vice President, U.S. Enterprise, Commercial and Canada. In July 2011, Mr. Robbins was named Senior Vice President, Americas. In October 2012, Mr. Robbins was promoted to Senior Vice President, Worldwide Field Operations, in which position he served until assuming the role of CEO.
Qualifications
Mr. Robbins brings to the Board extensive industry, company and operational experience acquired from having served as Cisco’s CEO since 2015, and prior to that from having led Cisco’s global sales and partner teams. He has a thorough knowledge of Cisco’s segments, technology areas, geographies and competition. He has a proven track record of driving results and played a key role in leading and executing many of Cisco’s investments and strategy shifts to meet its growth initiatives.

Brenton L. Saunders
Independent Director
Age: 52
Director since: 2017
Committees
Compensation
Acquisition
Other Public Company
Directorships
■
The Beauty Health Company, Executive Chair

■
BridgeBio Pharma, Inc.

Business Experience
Mr. Saunders has served as Executive Chair of The Beauty Health Company since May 2021. Previously, he served as President, Chief Executive Officer and Chair of the Board of Vesper Healthcare Acquisition Corp. (“Vesper”) from July 2020 to May 2021 when Vesper completed a business combination with The HydraFacial Company and the resulting company was renamed The Beauty Health Company. Previously he served as CEO and President of Allergan plc (“Allergan”) from July 2014 to May 2020 when Allergan was acquired by AbbVie, Inc. He was a board member of Allergan from July 2014 to May 2020 and served as its Chair from October 2016 to May 2020. He previously served as Chief Executive Officer and President of Forest Laboratories, Inc. (“Forest”) from October 2013 until July 2014 and had served as a board member of Forest beginning in 2011. In addition, Mr. Saunders served as Chief Executive Officer of Bausch + Lomb Incorporated, a leading global eye health company, from March 2010 until August 2013. From 2003 to 2010, Mr. Saunders also held a number of leadership positions at Schering-Plough Corporation (“Schering-Plough”), including the position of President of Global Consumer Health Care and was named head of integration for Schering-Plough’s merger with Merck & Co. and for its acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care, Inc. and Senior Vice President, Compliance, Legal and Regulatory at Home Care Corporation of America. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System.
Qualifications
Mr. Saunders brings to the Board his extensive leadership experience, including his role as chief executive officer of two global healthcare companies, as well as his financial, strategic and operational experience. He is a natural innovator and leader with a deep understanding of business transformation. Mr. Saunders also has experience serving as a public company outside director.

Cisco 2022 Proxy Statement	21

Dr. Lisa T. Su
Independent Director
Age: 52
Director since: 2020
Committees
Acquisition
Other Public Company
Directorships
■
Advanced Micro Devices, Inc., Chair

Former Public Company
Directorships in the Past
Five Years
■
Analog Devices, Inc. (ending 2020)

Business Experience
Dr. Su joined Advanced Micro Devices, Inc. (“AMD”) in 2012 and has held the position of President and Chief Executive Officer since October 2014. She also has served on AMD’s Board since October 2014 and as its Chair since February 2022. Previously, Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc. (“Freescale”), and was responsible for global strategy, marketing and engineering for the company’s embedded communications and applications processor business. Dr. Su joined Freescale in 2007 as Chief Technology Officer, where she led the company’s technology roadmap and research and development efforts. Dr. Su spent the previous 13 years at International Business Machines Corporation (“IBM”) in various engineering and business leadership positions, including Vice President of the Semiconductor Research and Development Center responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Prior to IBM, she was a member of the technical staff at Texas Instruments Incorporated from 1994 to 1995. Dr. Su has a Bachelor of Science, Master of Science and Doctorate degrees in Electrical Engineering from the Massachusetts Institute of Technology (MIT).
Qualifications
Dr. Su brings to the Board her extensive business leadership experience, including her role as chair, president and chief executive officer of a global semiconductor company, as well as her technology and semiconductor expertise. Dr. Su also provides expertise in global strategy, marketing and engineering, and has experience serving as a public company outside director.

Marianna Tessel Independent Director Age: 54 Director since: 2021 Committees Acquisition
Business Experience
Ms. Tessel has served as Executive Vice President and Chief Technology Officer of Intuit Inc. (“Intuit”), a financial software company, since January 2019. From June 2017 to December 2018, she served as Chief Product Development officer of Intuit’s Small Business & Self-Employed Group. Prior to joining Intuit, Ms. Tessel served as Senior Vice President of Engineering and Executive Vice President of Strategic Development for Docker Inc., a software containerization platform. She also previously served as Vice President of Engineering with VMware Inc.
Qualifications
Ms. Tessel brings to the Board her deep expertise in enterprise software and a track record delivering software solutions that solve challenges for businesses. She is also a transformational leader in the software technology industry with a strong engineering background.

22

Board Diversity
Due to the global and complex nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, sexual orientation, age, education, cultural background, and professional experiences in evaluating board candidates in order to provide practical insights and diverse perspectives.
Below is an overview of our director nominee diversity.
Our 12 director nominees comprise a well-balanced, diverse Board of Directors.

Cisco 2022 Proxy Statement	23

Board Diversity Matrix (As of October 10, 2022)
Total Number of Directors	12
Gender Identity	Woman	Man	Non-Binary	Did Not Disclose Gender
Directors	5	7	–	–
Number of Directors who identify in any of the categories below:
African American or Black	–	1	–	–
Alaskan Native or Native American	–	1	–	–
Asian	1	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	4	6	–	–
Two or More Races or Ethnicities	–	1*	–	–
LGBTQ+	2
Did Not Disclose Demographic Background	–

*
African American or Black, and Alaskan Native or Native American

Independent Directors
Upon recommendation of the Nomination and Governance Committee, the Board has affirmatively determined that each member of the Board other than Mr. Robbins is independent under the criteria established by Nasdaq for director independence. All members of our Audit, Compensation, and Nomination and Governance committees are independent directors. In addition, upon recommendation of the Nomination and Governance Committee, the Board has determined that the members of the Audit Committee and the members of the Compensation Committee meet the additional independence criteria required for membership on those committees under applicable Nasdaq listing standards.
The Nasdaq criteria includes a subjective test and various objective standards, such as the director is not an employee of Cisco. Mr. Robbins is deemed not independent because he is a Cisco employee. The subjective test under Nasdaq criteria for director independence requires that each independent director not have a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The subjective evaluation of director independence by the Board was made in the context of the objective standards referenced above. In making its independence determinations, the Board generally considers commercial, financial services, charitable, and other transactions, as well as other relationships between Cisco and each director and nominee and his or her family members and affiliated entities. For example, the Nomination and Governance Committee reviewed, for each independent director and nominee, transactions between Cisco and other organizations where such directors serve as executive officers or directors, none of which exceeded 1% of the recipient’s annual revenues during the relevant periods, except as described below.
For each of the independent directors, the Board determined based on the recommendation of the Nomination and Governance Committee that none of the transactions or other relationships exceeded Nasdaq objective standards and none would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, the Board considered certain relationships that did not exceed Nasdaq objective standards but were identified by the Nomination and Governance Committee for further consideration under the subjective test. The Board determined that none of these relationships would interfere with the exercise of independent judgment by the director in carrying out their responsibilities as a director.

24

The following is a description of the relationships in which a director serves as an outside board member of other companies and in which payments by Cisco exceeded 1% of the recipient’s annual revenues:
■
Mr. Capellas and Mr. Harris are members of the board of directors of Flex Ltd. Cisco has ordinary course commercial relationships with Flex Ltd., including design, manufacturing and after-market services. Payments by Cisco to Flex Ltd. exceeded 1% of the annual revenues of Flex Ltd. in each of Cisco’s past three fiscal years.

■
Mr. Garrett is a member of the board of directors of Snowflake Inc. Cisco has purchased cloud data warehouse platform services from Snowflake Inc. Payments by Cisco to Snowflake Inc. exceeded 1% of the annual revenues of Snowflake in Cisco’s fiscal 2020.

Director Compensation
This section provides information regarding the compensation policies for non-employee directors and amounts paid and equity awards granted to these directors in fiscal 2022. Non-employee directors typically do not receive forms of remuneration or benefits other than those described below but are reimbursed for their expenses in attending meetings and other board-related activities. Cisco’s non-employee director compensation policy is designed to provide the appropriate amount and form of compensation to our non-employee directors.
Director Compensation Highlights
■
Retainer fees for committee service differentiated based on workload

■
Emphasis on equity in the overall compensation mix

■
Full-value equity grants under a fixed-value annual grant policy with immediate vesting

■
Robust stock ownership guidelines set at five times the annual cash retainer to support stockholder alignment

■
Flexible deferral provisions to facilitate stock ownership

■
Governance limit of  $800,000 on the total value of cash and equity compensation that may be paid or granted to a non-employee director each fiscal year allows Cisco to stay within reasonable boundaries of what the market requires

■
Each non-employee director is eligible to participate in Cisco’s charitable matching gifts program to the same extent as all Cisco employees. The maximum match amount currently under this program is $25,000 each calendar year and additional $10,000 matches are available for disaster response campaigns.

Fiscal 2022 Cash Compensation
Effective during the period from the beginning of fiscal 2022 to, but excluding, the date of the 2021 Annual Meeting, our non-employee director cash compensation program consisted of the following:
■
Annual retainer of  $80,000 for each non-employee director

■
Additional annual retainer fee of  $50,000 for serving as Lead Independent Director

■
Additional annual retainer fee of  $25,000 for serving as chair of the Audit Committee

■
Additional annual retainer fee of  $20,000 for serving as chair of the Compensation Committee

■
Additional annual retainer fee of  $15,000 for serving as chair of the Nomination and Governance Committee, as chair of the Acquisition Committee or as chair of the Finance Committee

■
Additional fee of  $2,000 to each committee member for each standing committee meeting attended

A non-employee director may, in lieu of all or a specified portion of their regular annual cash retainer, elect to receive fully vested shares of Cisco common stock, fully vested deferred stock units or a deferred cash payment under the Cisco Systems, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). Dividend equivalents accrue on fully vested deferred stock units and are subject to the same conditions and restrictions as the deferred stock units to which they attach and will settle in shares after the non-employee director leaves the board. The annual retainers are pro-rated for non-employee directors who are appointed after an annual meeting.

Cisco 2022 Proxy Statement	25

Effective for payments related to board service on and after the date of the 2021 Annual Meeting, the cash compensation elections for non-employee directors were expanded to allow for non-employee directors to elect to receive deferred cash, stock grants or deferred stock units in lieu of any retainer paid in connection with service on any committee of the Board or other cash fees (not limited to their regular annual cash retainer). In addition, effective on and after the date of the 2021 Annual Meeting, the following changes to non-employee director cash compensation for fiscal 2022 were made:
■
The additional annual retainer fee for serving as Lead Independent Director was increased from $50,000 to $60,000

■
The additional annual retainer fee for serving as chair of the Audit Committee was increased from $25,000 to $30,000

■
The additional annual retainer fee for serving as chair of the Nomination and Governance Committee was increased from $15,000 to $20,000

■
Additional annual retainer fees (instead of per meeting committee payments) for serving as a member of a Board committee:

□
$32,000 for serving as a member of the Audit Committee

□
$16,000 for serving as a member of the Compensation Committee, the Acquisition Committee or the Finance Committee

□
$12,000 for serving as a member of the Nomination and Governance Committee

■
These cash fees are paid in quarterly installments in arrears

Retainers paid in quarterly installments are pro-rated for non-employee directors who join or leave the Board or a committee during the quarterly period based on the portion of the period for which they have served.
Fiscal 2022 Equity Compensation
Non-employee directors receive annual grants under the Cisco Systems, Inc. 2005 Stock Incentive Plan (“2005 Stock Incentive Plan”) pursuant to an equity grant policy. The 2005 Stock Incentive Plan currently provides that grants to any non-employee director may not exceed 50,000 shares for any fiscal year.
The Board’s policy regarding initial equity grants for new non-employee directors and annual equity grants for elected non-employee directors provides for the following:
■
An initial equity grant for non-employee directors consisting of fully vested shares of Cisco common stock with a fair value equal to a pro rata portion of  $245,000 based on the portion of the year of the new non-employee director’s board service.

■
An annual equity grant for elected non-employee directors consisting of fully vested shares of Cisco common stock with a fair value equal to $245,000.

A non-employee director may elect to receive his or her initial and annual grants in the form of fully vested deferred stock units that are settled in shares after the non-employee director leaves the Board. Dividend equivalents accrue on the fully vested deferred stock units and are subject to the same conditions and restrictions as the deferred stock units to which they attach and will settle in shares after the non-employee director leaves the Board.

26

Fiscal 2022 Total Director Compensation
The following table provides information as to compensation earned by the non-employee directors during fiscal 2022.
Director Compensation
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
M. Michele Burns	$149,579	$244,990	$25,000	$419,569
Wesley G. Bush	$110,826(3)	$244,990	$–	$355,816
Michael D. Capellas	$196,584	$244,990	$30,350	$471,924
Mark Garrett	$156,065	$244,990	$–	$401,055
John D. Harris II	$98,870	$244,990	$–	$343,860
Dr. Kristina M. Johnson	$114,826(3)	$244,990	$–	$359,816
Roderick C. McGeary	$163,978	$244,990	$–	$408,968
Sarah Rae Murphy(4)	$–	$–	$–	$–
Brenton L. Saunders	$110,826(5)	$244,990	$–	$355,816
Dr. Lisa T. Su	$94,870(3)	$244,990	$–	$339,860
Marianna Tessel	$90,870(3)	$244,990	$–	$335,860
(1) The amounts in the “Stock Awards” column represent the aggregate grant date fair values, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”), of the shares issued pursuant to the 2005 Stock Incentive Plan.
Each non-employee director who had served as a non-employee director prior to the 2021 Annual Meeting and who was elected at the 2021 Annual Meeting received 4,180 fully vested shares on December 13, 2021. Mr. Bush, Dr. Johnson, Mr. Saunders, Dr. Su and Ms. Tessel each elected to receive their annual equity award in the form of fully vested deferred stock units.
None of the non-employee directors held any unvested stock awards as of July 30, 2022. No stock options were outstanding or awarded to non-employee directors in fiscal 2022.
(2) Represents the non-employee director’s match under Cisco’s charitable matching gifts program.
(3) Includes the value of fully vested shares of Cisco common stock received in lieu of the non-employee director’s regular cash retainer, additional retainer paid in connection with service on Board committees, or other cash fees, based on the fair market value of the shares on the date any such retainers or cash fees would otherwise have been paid. Based on their prior elections, Mr. Bush, Dr. Johnson, Dr. Su and Ms. Tessel each received deferred stock units with a value of  $98,763, $49,716, $88,782 and $88,779, respectively, based on the closing share price of Cisco common stock on the date any such retainers or cash fees would otherwise have been paid.
(4) Ms. Murphy was appointed to the Board after the completion of fiscal 2022 and did not receive any compensation for fiscal 2022.
(5) Mr. Saunders elected to defer receipt of a portion of his regular cash retainer earned in fiscal 2022 and all additional retainers paid in connection with service on Board committees in the amount of  $69,696 into the Deferred Compensation Plan.
Non-Employee Director Stock Ownership
Our corporate governance policies include stock ownership guidelines for non-employee directors. These guidelines call for each non-employee director to own shares of Cisco’s common stock having a value equal to at least five times the non-employee director’s regular annual cash retainer, with a five-year period from the date of his or her appointment to attain that ownership level. To facilitate share ownership, in lieu of all or a specified portion of their regular annual cash retainer, any retainer paid in connection with service on any committee of the Board or other cash fees, non-employee directors may elect to receive fully vested shares of Cisco common stock or fully vested deferred stock units that would be settled in shares after the non-employee director leaves the Board, based on the fair market value of the shares on the date any such cash retainer or fee would otherwise be paid. Any shares (or shares subject to deferred stock units) received in lieu of any portion of a cash retainer or fee do not count against the limit on the total number of shares that may be granted to a non-employee director during any fiscal year. The shares issued are granted under the 2005 Stock Incentive Plan.

Cisco 2022 Proxy Statement	27

For information on non-employee director elections to receive fully vested shares (or shares subject to deferred stock units) in lieu of cash with respect to fiscal 2022 cash retainers or fees, please see the table above entitled “Director Compensation” and the accompanying footnotes.
Fiscal 2023 Director Compensation
Each year Exequity conducts an independent review of Cisco’s non-employee director compensation program on behalf of the Nomination and Governance Committee. In fiscal 2022, Exequity determined that Cisco’s non-employee director compensation program continues to be competitive with the market, consistent with our peer group, and incorporates best practices. Based on this assessment, the Board did not make any changes to the amounts or types of compensation that non-employee directors could earn for fiscal 2023.
Vote Required
Cisco’s bylaws and corporate governance policies provide for a majority voting standard in uncontested elections of directors. The affirmative vote of the holders of a majority of the votes properly cast at the meeting at which a quorum is present is required to elect each of the twelve nominees for director, meaning the number of shares cast “for” a nominee’s election exceeds the number of  “against” votes cast against that nominee. The required quorum for a meeting of Cisco stockholders is a majority of the outstanding shares of common stock. Abstentions and broker non-votes are not counted as votes cast for or against such nominee, and stockholders may not cumulate votes in the election of directors.
In the event any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board to fill the vacancy. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our bylaws and corporate governance policies, an incumbent director who fails to receive the required majority vote to be re-elected in an uncontested election shall tender his or her resignation to the Board to be effective on the earlier of 90 days following the certification of the election results or the date on which the Board selects a person to fill the office held by that director.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed herein.

28

Compensation Committee Matters
Proposal No. 2 –  Advisory Vote to Approve Executive Compensation
Under Section 14A of the Exchange Act, Cisco stockholders are entitled to cast an advisory vote to approve the compensation of Cisco’s named executive officers, known as a “Say on Pay” vote. The stockholder vote is an advisory vote only and is not binding on Cisco or its Board of Directors. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The core of Cisco’s executive compensation philosophy and practice continues to align real pay delivery with performance. Cisco’s executive officers are compensated in a manner consistent with Cisco’s business strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the CD&A, the compensation tables, and the narrative discussion set forth on pages 31 to 65 for additional details on Cisco’s executive compensation program. Below are a few highlights of our pay-for-performance philosophy.
Fiscal 2022 Pay and Performance
At the beginning of fiscal 2022, the Board adopted a financial plan in the midst of considerable uncertainty caused in part by the COVID-19 pandemic and significant supply constraints. The Compensation Committee subsequently approved fiscal 2022 incentive award targets in accordance with this plan. In fiscal 2022, we delivered growth in total revenue and strong profitability in a challenging environment impacted by significant supply constraints, rising component and related costs, and the Russia and Ukraine war. We set several new records for the company including product orders, ending backlog, net income, earnings per share (“EPS”), annualized recurring revenue (“ARR”), and remaining performance obligations (“RPO”). These were strong results, particularly considering the incredibly dynamic environment in which we continue to operate. We believe that we have made continued progress on our strategic priorities and remain focused on delivering innovation across our technologies to assist our customers in executing on their digital transformations. We also continued to make progress in the transition of our business model delivering increased software and subscriptions.
Our fiscal 2022 incentive plan financial results were as follows:
■
Revenue1 4% above fiscal 2021

■
Operating Income1 4% above fiscal 2021

■
Operating Cash Flow 14% below fiscal 2021

■
EPS1 4% above fiscal 2021

1 Revenue and Operating Income as determined pursuant to the EIP, and EPS as determined pursuant to the PRSUs, as set forth in the CD&A below.
Long-term incentives continue to be the largest element of named executive officer compensation, consistent with market practice. For Cisco’s named executive officers, approximately 60% of long-term grant value is in performance shares earned for achievement against rigorous goals for operating cash flow, EPS, and relative total stockholder return (“TSR”) performance measured over three years. Our PRSUs for fiscal 2020 – 2022 were earned at 44.3% of target as operating cash flow and EPS performance were at 88.7% of target over the three-year period, while relative TSR for the three-year period was below the threshold performance level, reflect the rigor applied to the Compensation Committee’s goal setting.

Cisco 2022 Proxy Statement	29

We believe our compensation structure and its resulting realizable pay for executive officers demonstrates Cisco’s strong commitment to aligning real pay delivery with performance.
At the annual meeting, we are asking stockholders to vote on the following advisory resolution:
RESOLVED, that the stockholders approve the compensation of Cisco’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, including the CD&A, the compensation tables and narrative discussion.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval, on an advisory basis, of this proposal. Under our policy of providing for an annual advisory vote on executive compensation, we expect that our next advisory vote to approve the compensation of Cisco’s named executive officers will be at our 2023 Annual Meeting of Stockholders.
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR approval of the non-binding advisory resolution to approve executive compensation.

30

Executive Compensation
Compensation Discussion and Analysis
Introduction
The following discussion describes Cisco’s compensation program for its named executive officers. Cisco’s named executive officers for fiscal 2022 are our CEO during fiscal 2022, our Chief Financial Officer (“CFO”) during fiscal 2022, our three most highly compensated executive officers (other than the CEO and CFO) who were serving as executive officers at the end of fiscal 2022, and one employee and former executive officer who was not serving as an executive officer at the end of fiscal 2022.
The named executive officers are:

Charles H. Robbins Chair and Chief Executive Officer	R. Scott Herren Executive Vice President and Chief Financial Officer	Maria Martinez Executive Vice President and Chief Operating Officer	Jeff Sharritts Executive Vice President and Chief Customer and Partner Officer	Dev Stahlkopf Executive Vice President, Chief Legal Officer and Chief Compliance Officer	Gerri Elliott Former Executive Vice President and Chief Customer and Partner Officer
Our fiscal 2022 performance has continued to prove the strength of our people, the scale, resilience and agility of our business, and continued demand for our technology. Guided by our strategic plan and purpose-led culture, we are focused on meeting the changing needs of our customers by harnessing competitive advantages that are essential to our future growth. We prioritized our strategic growth by helping our customers reimagine applications, power hybrid work, transform infrastructure, and secure the enterprise. The following are performance and compensation highlights for fiscal 2022.
Executive Summary
Company Performance
At the beginning of fiscal 2022, the Board adopted a financial plan in the midst of considerable uncertainty caused in part by the COVID-19 pandemic and significant supply constraints. The Compensation Committee subsequently approved fiscal 2022 incentive award targets in accordance with this plan. In fiscal 2022, we delivered growth in total revenue and strong profitability in a challenging environment impacted by significant supply constraints, rising component and related costs, and the Russia and Ukraine war. We set several new records for the company including product orders, ending backlog, net income, EPS, ARR, and RPO. These were strong results, particularly considering the incredibly dynamic environment in which we continue to operate. We believe that we have made continued progress on our strategic priorities and remain focused on delivering innovation across our technologies to assist our customers in executing on their digital transformations. We also continued to make progress in the transition of our business model delivering increased software and subscriptions.
Our fiscal 2022 incentive plan financial results were as follows:
■
Revenue1 4% above fiscal 2021

■
Operating Income1 4% above fiscal 2021

■
Operating Cash Flow 14% below fiscal 2021

■
EPS1 4% above fiscal 2021

1 Revenue and Operating Income as determined pursuant to the EIP and EPS as determined pursuant to the PRSUs, in each case as set forth below.

Cisco 2022 Proxy Statement	31

Consistent with our pay-for-performance philosophy, while three of our four incentive plan performance factors exceeded fiscal 2021 results, they were all below the challenging goals we set at the beginning of fiscal 2022 contributing to below target payouts.
Our strategy to transform our business model continues to resonate with customers as they digitize their organizations. In fiscal 2022, total subscription revenue increased 2%. RPO continued to grow strongly and exceeded $31 billion, reflecting the strength of our portfolio of software and services. We are also focused on the entire customer lifecycle to drive expansion and renewals. We continue to make strategic investments in innovation to capitalize on significant growth opportunities, expanding addressable markets and driving our competitive differentiation while positioning Cisco for long-term growth and stockholder value creation.
Stockholder Returns
We maintained our historical practice of paying cash dividends and making share repurchases. We returned $14 billion to stockholders in fiscal 2022 consisting of:
■
$7.7 billion in share repurchases

■
$6.2 billion in cash dividends

Absolute TSR1
As of the end of fiscal 2022, our 1-year and 3-year TSR were down 16% and 12%, respectively.
1 TSR represents cumulative stock price change with dividends reinvested. 1-Year and 3-Year TSR are measured based on the fiscal year periods ending July 30, 2022.
Strong Say-On-Pay Support
Last year’s say-on-pay proposal was approved by approximately 88% of stockholder votes. We continued to engage with stockholders to consider enhancements to our compensation program in fiscal 2022. Consistent with feedback we received from stockholders, for fiscal 2022, we discontinued the individual performance factor (“IPF”) for our EIP and replaced it with an ESG factor, which is scored based on the executive leadership team’s joint execution of Cisco’s ESG strategy, including specific goals on sustainability, and inclusion and collaboration.
Annual Executive Incentive Plan
Our revenue and operating income under the EIP resulted in a company performance factor (“CPF”) of 0.58 for fiscal 2022, down from 1.18 in fiscal 2021, reflecting below target achievement of financial performance goals. The Compensation Committee set the fiscal 2022 targets for revenue and operating income 9% and 8% above fiscal 2021 performance, respectively, as measured under the EIP. The Compensation Committee took into consideration supply challenges, which we expected would continue at least through the first half of fiscal 2022.
	Performance Criteria			Pay for Performance Results
	Fiscal 2022 Goals ($ billions)			Fiscal 2022 Results ($ billions)
	Threshold	Target	Maximum
Revenue	$51.3 (95% of target)	$54.0	$55.6 (103% of target)	$51.6 (96% of target)
Operating Income	$16.3 (91% of target)	$17.9	$19.4 (108% of target)	$17.3 (96% of target)

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2020-2022 PRSU Plan
The payout under our three-year PRSU plan for fiscal 2020-2022 was 44.3% of target (versus 94.5% for fiscal 2019-2021), representing achievement of 54% of our cash flow and EPS goals and 0% for the goal of TSR relative to the component companies of the S&P 500 Index over the three-year period, because Cisco’s TSR at the end of the performance period was below the minimum threshold of performance.
Performance Criteria	Pay-for-Performance Results
	Fiscal 2020 Grant	Cash Flow/EPS(1)	Relative TSR(2)
Earned PRSUs = Target PRSUs x ((50% x Average Financial Goal Multiplier) + (50% x Relative TSR Multiplier))	Fiscal 2022	54%	0%
	Fiscal 2021	128%
	Fiscal 2020	84%
	Result	88.7%	0%
	PRSUs Earned	44.3% of Target
(1) This is the Financial Goal Multiplier. EPS is determined pursuant to the PRSUs as set forth in the CD&A below.
(2) This is the Relative TSR Multiplier.
Environmental, Social, and Governance
For decades, we have been evolving and expanding the way we positively impact our people and the planet. At the core of all our efforts is our purpose: to Power an Inclusive Future for All. For fiscal 2022, the Compensation Committee evaluated the collective performance by our executive leadership team on the execution of our ESG strategy and the achievement of certain sustainability and inclusion and collaboration goals. This performance evaluation was included as part of our annual cash incentive program as a shared rating for all named executive officers based on their collective performance, as further described below.
Compensation Program Structure
Attract and Retain	Motivate Performance
Attract and retain key executives with the proper background and experience required to drive our future growth and profitability by offering a total compensation program that flexibly adapts to changing economic, regulatory and social conditions, and takes into consideration the compensation practices of peer companies based on an objective set of criteria.	Provide a significant portion of compensation through variable, performance-based components that are at-risk and based on Cisco’s achievement of designated financial and non-financial objectives.
Reward Actual Achievement	Align Interests
Compensate for achievement of short-term and long-term company financial and operating goals, and refrain from providing special benefits, “golden parachute” excise tax gross-ups, or accelerated equity vesting except in limited circumstances.	Align the interests of our executives with our stockholders by tying a significant portion of total compensation to our overall financial and operating performance and the creation of long-term stockholder value.
Listening to Our Stockholders
Our Compensation Committee relies on our regular stockholder outreach and engagement activities, as well as more formal channels to communicate with stockholders, including the opportunity for our stockholders to cast a non-binding advisory vote regarding executive compensation at Cisco’s annual meeting of stockholders. See the “Governance and Board Matters – Corporate Governance – Stockholder Engagement” section for a discussion of our fiscal 2022 stockholder outreach and engagement. See also the “Governance and Board Matters – Corporate Governance – Board of Directors – Stockholder Communications with the Board” section.
The Compensation Committee is interested in the ideas and feedback of our stockholders regarding executive compensation. In fiscal 2022, we engaged with stockholders representing approximately 36% of our outstanding shares, including 78% of our 30 largest stockholders, on a variety of topics, including our executive compensation program.
In evaluating our compensation practices in fiscal 2022, the Compensation Committee was mindful of the support our stockholders expressed for Cisco’s philosophy and practice of linking compensation to operational objectives

Cisco 2022 Proxy Statement	33

and stockholder value creation. In fiscal 2022, the Compensation Committee continued to monitor our executive compensation programs to ensure compensation is aligned with company performance.
The Compensation Committee will continue to seek out and consider stockholder feedback in the future.
Our Compensation Practices Benefit our Stockholders
Our executive compensation programs have strong governance components that further strengthen our pay-for-performance compensation philosophy, including the following:
Compensation Practices
Independent Compensation Committee	Our Compensation Committee consists entirely of independent directors.
Independent Compensation Consultant	Our Compensation Committee utilizes an independent compensation consultant, which is retained directly by the Compensation Committee and provides no other services to Cisco’s management.
Risk Assessment	Our Compensation Committee performs an annual review of the risks related to our compensation programs.
Pay for Performance	62% of target annual TDC for the CEO was performance-based and approximately 54% of target annual TDC for the other named executive officers was performance-based. See the “Compensation Components” section for a discussion of our named executive officers’ TDC.
Annual Cash Incentive	Payment is primarily based on Cisco’s achievement of rigorous pre-established revenue and operating income goals (weighted 80%) and secondarily based on an ESG factor scored based on the executive leadership team’s joint execution of Cisco’s ESG strategy (weighted 20%).
Annual Long-Term Equity Incentive	Approximately 60% of our named executive officers’ target annual equity award value is in PRSUs. 50% of the PRSUs may be earned based on relative TSR performance measured over a three-year period. 50% of the PRSUs may be earned based on pre-established annual performance goals, namely operating cash flow and EPS, with earned values paid at the end of the full three-year performance period.
Caps on Incentive Compensation	There is a limit on the maximum amount of annual cash incentives and PRSUs that may be paid.
No SERP or Pension Plan	We do not sponsor a supplemental executive retirement plan or a defined benefit pension plan for our executive officers.
No Employment Agreements	None of our executive officers have employment, severance or change in control agreements.
Stock Ownership Guidelines	We have meaningful stock ownership guidelines for our executive officers and non-employee directors.
Recoupment/Clawback Policy	We have a Recoupment Policy related to our cash awards and PRSUs in the event of certain financial restatements, and our equity plans provide for the forfeiture of awards if an executive officer participates in activities detrimental to Cisco or is terminated for misconduct.
Limited Perquisites	We only provide limited perquisites as approved by the Compensation Committee.
No Change-in-Control Vesting Acceleration Provisions	No equity awards are subject to single-trigger change in control vesting.
No Repricing	Our 2005 Stock Incentive Plan expressly prohibits repricing or repurchasing equity awards that are underwater without stockholder approval.
No Parachute Excise Tax Gross-Ups	We do not provide tax gross-ups in connection with any “golden parachute” excise taxes.
No Hedging	Under our insider trading policy, all employees (including officers) and members of the Board are prohibited from engaging in any speculative transactions in Cisco securities, including engaging in short sales, transactions involving put options, call options or other derivative securities, or any other forms of hedging transactions, such as collars or forward sale contracts.
No Pledging	Executive officers and members of the Board are prohibited from pledging Cisco securities in margin accounts or as collateral for loans.
No Dividends or Dividend Equivalents Paid or Settled on Unvested Equity Awards	We do not provide for payment of dividends or settlement of dividend equivalents on unvested awards.
Compensation decisions and other details are discussed in the remainder of this CD&A.

34

Compensation Components
The three major elements of our executive officers’ regular TDC are: (i) base salary, (ii) variable cash incentive awards, and (iii) long-term, equity-based incentive awards. For fiscal 2022, 62% of target annual TDC for the CEO was performance-based and approximately 54% of the target annual TDC for the other named executive officers was performance-based, reflecting Cisco’s pay-for-performance philosophy.
Fiscal 2022 Compensation
Annual Base Salary
We provide base salaries to our executive officers to compensate them for their services rendered during the year and to provide them with a stable level of fixed compensation. Consistent with our philosophy of linking pay to performance, our executives receive a small percentage of their overall compensation in the form of base salary.
The Compensation Committee, when establishing base salaries, considers each executive officer’s individual performance, the breadth, scope, and complexity of his or her role, and internal equity, as well as whether his or her base salary is appropriately positioned relative to similarly situated executives in our Peer Group.
Named Executive Officer	Fiscal 2022 Base Salary	Fiscal 2021 Base Salary
Charles H. Robbins	$1,390,000	$1,390,000
R. Scott Herren(1)	$850,000	$800,000
Maria Martinez(1)	$850,000	$800,000
Jeff Sharritts(2)	$800,000	$550,000
Dev Stahlkopf(3)	$675,000	N/A
Gerri Elliott(4)	$500,000	$825,000
(1) The fiscal 2022 base salary increases for Mr. Herren and Ms. Martinez as approved by the Compensation Committee were effective in October 2021.
(2) Effective in October 2021, Mr. Sharritts’ annual base salary increased from $550,000 to $575,000. Effective in May 2022 and in connection with Mr. Sharritts’ promotion to Executive Vice President and Chief Customer and Partner Officer, Mr. Sharritts’ annual base salary increased from $575,000 to $800,000.
(3) Ms. Stahlkopf joined Cisco at the beginning of fiscal 2022 and was not a named executive officer in fiscal 2021.
(4) Effective in May 2022 and in connection with Ms. Elliott’s transition to Executive Advisor, Ms. Elliott’s annual base salary decreased from $825,000 to $500,000.
Variable Cash Incentive Awards
The objective of Cisco’s annual cash incentive program is to reward achievement of our annual financial performance (80% weighting) and ESG performance (20% weighting), and to establish appropriate company performance expectations to ensure that our executives are accountable for our continued growth and profitability while striving to conduct our business in an environmentally sustainable manner. Performance measures and goals for determining our named executive officers’ fiscal 2022 annual incentive awards were pre-established under

Cisco 2022 Proxy Statement	35

Cisco’s EIP. The pre-established performance goals were based on Cisco’s achievement of financial performance goals, expressed as the CPF, and an ESG factor that is determined based on the executive leadership team’s joint execution of Cisco’s ESG strategy. The Compensation Committee established such performance measures and goals based on feedback from stockholders, an informed review of Cisco’s targeted financial performance for fiscal 2022, and the pay practices of the companies in our Peer Group.
How Variable Cash Incentive Awards Work
Despite continued uncertain economic environment caused in part by the ongoing COVID-19 pandemic and significant supply constraints, Cisco returned to annual performance goals under the EIP for the named executive officers for fiscal 2022. The financial performance metrics for awards under the EIP for fiscal 2022 continued to be based on the same financial performance metrics as were used in fiscal 2021, and the specific financial targets are the same as those used under the company-wide bonus plan. For fiscal 2022, the target bonus was based on a CPF of 1.0. Cisco’s financial performance must have exceeded its fiscal 2022 financial plan established by the Board for the CPF to exceed 1.0. For fiscal 2022, the IPF in our EIP for the named executive officers was discontinued and replaced with an ESG factor, which was scored based on the executive leadership team’s joint execution of Cisco’s ESG strategy.
For each named executive officer, the fiscal 2022 EIP awards were calculated by multiplying an individual’s annual base salary for fiscal 2022 by the individual’s target award percentage, and multiplying the result by the sum of 80% of the CPF and 20% of the ESG factor, as follows:
BONUS = BASE × TARGET × ((CPF × 0.80) + (ESG Factor × 0.20))
The Compensation Committee does not have the discretion to award bonuses under the EIP if the applicable performance criteria have not been met.
The fiscal 2022 cash incentive awards for each named executive officer participant were as follows:
Named Executive Officer	Base Salary(1)	Target Award Percentage(1)	Company Performance Factor (80%)	ESG Factor (20%)	EIP Payment
Charles H. Robbins	$1,390,000	260%	0.58	1.75	$2,941,796
R. Scott Herren	$838,292	160%	0.58	1.75	$1,091,792
Maria Martinez	$838,292	160%	0.58	1.75	$1,091,792
Jeff Sharritts	$624,931	126%	0.58	1.75	$657,653
Dev Stahlkopf	$673,141	160%	0.58	1.75	$876,698
Gerri Elliott	$744,421	149%	0.58	1.75	$924,125
(1) The base salary amounts for Mr. Herren and Ms. Martinez reflect the fiscal 2022 base salary increases in October 2021. The base salary amount and target award percentage for Mr. Sharritts reflect his base salary increase in October 2021 and his promotion to Executive Vice President and Chief Customer and Partner Officer in May 2022. The base salary amount and target award percentage for Ms. Elliott reflects her transition to Executive Advisor in May 2022.
How Fiscal 2022 EIP Targets were Established and Actual Results
At the beginning of fiscal 2022, the Compensation Committee established a target EIP award for each of the named executive officer participants, based on a percentage of their base salaries. The target awards were determined by the Compensation Committee after considering a number of factors, including the executive’s role and responsibility, whether the target annual incentive is competitive with similarly situated executives in the Peer Group, and our recent and projected financial performance.
Company Performance Factor (CPF)
The CPF for fiscal 2022 could range from 0.0 to 2.0 with the target at 1.0. The formula for fiscal 2022 was constructed with upside potential so that if we exceeded our revenue and operating income targets, the CPF could be greater than 1.0.

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The Compensation Committee selected revenue and operating income as the financial performance measures because these measures most directly align with Cisco’s growth strategy and generally have the best correlation with stockholder value creation. Operating income is weighted on a 4-to-1 basis compared to revenue in calculating the outcome under the CPF. Revenue and operating income at or below the threshold levels set forth below results in a CPF of 0.0. Revenue and operating income at or above the maximum levels set forth below results in a CPF of 2.0.
The Compensation Committee established the annual financial performance goals based on Cisco’s fiscal 2022 financial plan approved by the Board. In approving the financial plan, the Board considered supply challenges, which we expected would continue at least through the first half of fiscal 2022. The fiscal 2022 financial plan and the corresponding goals set by the Compensation Committee under the EIP were designed to be challenging to achieve given the above-mentioned factors. Compared to fiscal 2021, the revenue and operating income targets for fiscal 2022 exceeded actual fiscal 2021 performance by 9% and 8%, respectively, as measured under the EIP.
The revenue and operating income goals and results for fiscal 2022 are set forth below:
	Fiscal 2022 Goals ($ billions)			Fiscal 2022 Results ($ billions)
	Threshold	Target	Maximum
Revenue	$51.3 (95% of target)	$54.0	$55.6 (103% of target)	$51.6 (96% of target)
Operating Income	$16.3 (91% of target)	$17.9	$19.4 (108% of target)	$17.3 (96% of target)
The above resulted in fiscal 2022 CPF of 0.58, as further illustrated in the table below, reflecting below target achievement of the financial performance goals under the EIP.
	Fiscal 2022 Financial Performance Calculations
	Funding (% of Target)	Weighting	Contribution
Revenue	42%	20%	0.09
Operating Income	61%	80%	0.49
			0.58
The revenue and operating income goals and results were calculated for purposes of the EIP in accordance with pre-established rules. Revenue was Cisco’s GAAP revenue excluding the effects of the impact of changes in GAAP and the effects of business combinations and divestitures subject to pre-established criteria and thresholds. Operating income was Cisco’s GAAP operating income excluding the following: share-based compensation expense; compensation expense related to acquisitions and divestitures; changes in estimates of contingent consideration related to acquisitions; gains or losses on acquisitions and divestitures; amortization or impairment of acquired intangible assets including in-process research and development; all external acquisition and divestiture-related costs such as finder’s fees, advisory, legal, accounting, valuation, hedging or other professional or consulting fees directly associated with acquisitions; gains or losses resulting from resolving all pre-acquisition or divestiture contingencies; and each of the following subject to pre-established thresholds: the impact of any cumulative effect of changing to newly adopted accounting principles; operating income of acquired and divested entities and their subsidiaries as reflected on the financial records thereof; losses due to impairments or gain/loss contingencies; gains or losses on the sale of fixed assets; direct losses on Cisco’s tangible assets from natural catastrophe, war, insurrection, riot, terrorism, confiscation, expropriation, nationalization, deprivation, or seizure; and restructuring charges.
ESG Factor
The ESG factor is a rating based solely on the executive leadership team’s joint execution of Cisco’s ESG strategy and could range from 0.0 to 2.0 with the target at 1.0. The rating is a shared rating by all named executive officers based solely on their collective execution of Cisco’s ESG strategy and the achievement of its ESG goals. In determining the ESG factor, the Compensation Committee considers Cisco’s overall ESG performance as well as Cisco’s performance relative to certain measurable sustainability and inclusion and collaboration goals.

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The achievements set forth below reflect the executive leadership team’s performance during fiscal 2022.
Fiscal 2022 ESG Performance Highlights
Overall ESG Performance
In fiscal 2022, Cisco made progress on its ESG initiatives, which the Compensation Committee determined significantly exceeded our goals. In order of ranking, our most significant achievements in fiscal 2022 in terms of assessing our ESG goal achievements are:
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Achieving top awards and rankings for our overall ESG initiatives; and

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Achieving progress on multiple existing Sustainability and Inclusion and Collaboration goals and commitments, and implementing several new ESG initiatives.

Additionally, these ESG initiatives included, setting a goal for achieving net zero GHG emissions across our value chain by 2040, achieving approval of our net zero goal by the Science Based Targets initiative (SBTi), enhancing our ESG governance structure, and thought leadership by our executive officers and employees published in numerous interviews and articles throughout fiscal 2022.
In acknowledgment of the tremendous amount of hard work by our executive leadership team, Cisco received many top ratings and awards from organizations around the world. We take great pride in being recognized by these organizations for our ESG initiatives. Below is a selection of the most recent awards or rankings that we have received:

	Great Place to Work® Best Workplaces Country Rankings	■ Australia (#1) ■ Costa Rica (#1) ■ France (#1) ■ Hong Kong (#1) ■ India (#1) ■ Indonesia (#1) ■ Ireland (#1)	■ Italy (#1) ■ Mexico (#1) ■ Philippines (#1) ■ Portugal (#1) ■ Saudi Arabia (#1) ■ United States (#1)
	World's Best Workplaces	World's Best Workplace (#2)
Great Place to Work® Country Best
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Technology

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Gulf Cooperation Council (#1)

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Germany (#1)

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Ireland (#1)

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Mexico (#1)

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Peru (#1)

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Singapore (#1)

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South Korea (#1)

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United States (#1)

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LGBTQ+ in Brazil (#1)

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Hybrid Work in Canada (#1)

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Innovation in Italy (#1)

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Women

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Ireland (#1)

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Mexico (#1)

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Wellbeing in United Kingdom (#1)

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Best Workplaces for Parents in United States (#1)

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Best Workplaces in the Bay Area (#1)

■ Best Workplaces for Millennials (#1)

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Great Place to Work(R) / People	■ Companies That Care (#2)
Gartner	■ Supply Chain Top 25 (#1)
DJSI	■ North America & World Indices, (#1) in the Communications, Media & Technology (CMT) Industry
FTSE4Good Index	■ 4.2/5 (93rd Percentile)
MSCI ESG Rating	■ Leader, AA
CDP	■ A- Rating
EcoVadis	■ Platinum Medal
3BL 100 Best Corporate Citizens	■ 100 Best Corporate Citizens of 2022 (#5)
Corporate Knights	■ Corporate Knights Global 100 (#28)
Sustainability Performance
Our executive leadership team achieved three sustainability goals, which were directly linked to their performance measurement for executive compensation. In fiscal 2022, these goals and their shared performance against each of them were:
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Achieved fiscal 2022 goal to improve large-rack mounted equipment system power efficiency;

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Achieved fiscal 2022 goal to reduce total Scope 1 and Scope 2 GHG emissions (based on our latest available emissions data); and

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Achieved fiscal 2022 goal related to global renewable energy in support of our net zero goal.

Inclusion & Collaboration Performance
Our executive leadership team exceeded or achieved four inclusion and collaboration goals which were directly linked to their performance measurement for executive compensation. In fiscal 2022, these goals and their shared performance against each of them were:
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Exceeded fiscal 2022 goal related to providing online and in-person learning and digital skills training;

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Exceeded fiscal 2022 goal related to positive community impact by our employee giving and volunteering programs;

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Achieved fiscal 2022 goal to design and implement ESG action plans for each member of the executive leadership team; and

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Achieved fiscal 2022 goal related to our Social Justice Actions.

Based on the progress we made against our ESG goals, the positive, broad-based recognition of our ESG initiatives as set forth above, and our achievement at or above target during fiscal 2022 of each of the above sustainability and inclusion and collaboration performance goals, the Compensation Committee determined and approved a fiscal 2022 ESG factor of 1.75, reflecting above target performance relative to our executive leadership team’s collective execution of its ESG strategy and Cisco’s achievement of its ESG goals. Overall, the CPF of 0.58 (80% weighting) and the ESG factor of 1.75 (20% weighting) resulted in a below target payout at 81% of target under the EIP.

Cisco 2022 Proxy Statement	39

Long-Term, Equity-Based Incentive Awards
The objective of Cisco’s equity-based incentive awards program is to align the interests of our executive officers with our stockholders, and to provide our executive officers with a long-term incentive to manage Cisco from the perspective of an owner. PRSUs support the objectives of linking realized value to the achievement of critical financial and operational objectives and delivering superior long-term stockholder returns. Time-based RSUs support retention and align the interests of our executive officers with those of our stockholders since they promote stockholder value creation and a culture of ownership.
The Compensation Committee determines the size of an executive officer’s equity awards according to each executive officer’s position within Cisco and sets targets at levels intended to create a meaningful opportunity for reward predicated on increasing stockholder value and delivering on key long-term financial performance objectives. In addition to considering competitive market data, the Compensation Committee considers an individual’s performance history, an individual’s potential for future advancement and promotions, the CEO’s recommendations for awards other than his own, and the value of existing vested and unvested outstanding equity awards, including the extent to which such awards provide sufficient holding power for each of our executive officers. The relative weight given to each of these factors varies among individuals at the Compensation Committee’s discretion.
Fiscal 2022 Awards
In September 2021 and November 2021, the Compensation Committee approved fiscal 2022 equity awards for each named executive officer to be comprised of approximately 60% PRSUs and 40% time-based RSUs (based on grant date target value) as set forth in the table below. The year−over−year increase in the grant date target values for the fiscal 2022 equity awards of approximately $3.7 million to Mr. Robbins and approximately $2 million to Ms. Martinez was determined to be appropriate by the Compensation Committee after its consideration of the factors set forth above. Commencing with the equity awards granted in fiscal 2021, the Compensation Committee approved the accrual of dividend equivalents on PRSUs and time-based RSU awards granted to executive officers. Such dividend equivalents accrue on the awards as of each dividend payment date during the period between the date the award is granted and the date the award vests and are subject to the same terms and conditions (including, without limitation, any forfeiture conditions) as the awards to which they relate. Any dividend equivalents awarded with respect to the awards will be settled only if, when and to the extent such awards vest and are settled.
Named Executive Officer	Target PRSUs	Max. PRSUs	Target Value of PRSUs	Time- Based RSUs	Grant Value of Time-Based RSUs	Total Target Value of Fiscal 2022 Annual Equity Awards(1)
Charles H. Robbins(2)	231,058	346,587	$13,907,779	165,862	$9,278,830	$23,186,609
R. Scott Herren	109,671	164,506	$6,600,553	78,727	$4,400,052	$11,000,605
Maria Martinez	99,701	149,551	$6,000,509	71,570	$4,000,047	$10,000,556
Jeff Sharritts	25,607	38,410	$1,541,162	25,607	$1,337,981	$2,879,143
Dev Stahlkopf	59,821	89,731	$3,600,331	42,942	$2,400,028	$6,000,359
Gerri Elliott	99,701	149,551	$6,000,509	71,570	$4,000,047	$10,000,556
(1) See the “Fiscal 2022 Compensation – Long-Term, Equity-Based Incentive Awards – Target Values versus Accounting Values” section in the CD&A for information about how this value is calculated.
(2) The majority of Mr. Robbins fiscal 2022 equity awards were granted in September 2021 at the same time as the other named executive officers and, as the result of an administrative matter, the remainder of his fiscal 2022 equity awards were granted in November 2021.

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How PRSUs Work
The fiscal 2022 PRSUs maintained the same metrics and design as those granted in fiscal 2020 and 2021. The formula to determine the number of earned PRSUs is set forth below:
EARNED PRSUs = TARGET PRSUs × ((50% × AVERAGE FINANCIAL GOAL MULTIPLIER) + (50% X RELATIVE TSR MULTIPLIER))
Average Financial Goal Multiplier
The Average Financial Goal Multiplier is based on the average of Cisco’s operating cash flow and EPS over a three-year period as measured against annual performance goals that are set by the Compensation Committee at the beginning of each fiscal year. For example, in the case of the fiscal 2022 PRSU grants, at the beginning of each of fiscal 2022, 2023, and 2024, the Compensation Committee will approve certain operating cash flow and EPS goals for the applicable fiscal year. Following the completion of each fiscal year, the Compensation Committee will certify the financial goal multiplier that was earned for such year and following the completion of fiscal 2024, the Compensation Committee will determine the Average Financial Goal Multiplier for the three-year period. The uncertainty of many external factors that affect our business and industry, such as supply challenges and rising component and related costs, made it difficult to forecast operating cash flow and EPS goals beyond a one-year period. As a result, the Compensation Committee determined that the current design appropriately measures performance over the long term, as it provides effective performance goals for our named executive officers while making the final value of the fiscal 2022 PRSU grants earned contingent in part on the Average Financial Goal Multiplier over a three-year period.
Operating cash flow can range from a threshold of 85% of target to a maximum of 123% of target, while EPS can range from a threshold of 85% of target to a maximum of 124% of target. EPS is weighted on a 2-to-1 basis compared to operating cash flow in calculating the outcome under the Financial Goal Multiplier. Operating cash flow and EPS at or below the threshold levels set forth below results in a Financial Goal Multiplier of 0%. Operating cash flow and EPS at or above the maximum levels set forth below results in a Financial Goal Multiplier of 150%.
2022 Financial Results
The operating cash flow and EPS goals for fiscal 2022 are set forth below. The fiscal 2022 operating cash flow and EPS targets were set at levels consistent with Cisco’s fiscal 2022 financial plan approved by the Board. The Compensation Committee believed these financial performance goals were achievable, but appropriately challenging. Compared to fiscal 2021, the operating cash flow and EPS targets for fiscal 2022 exceeded actual fiscal 2021 performance by 5% and 7%, respectively.
	Fiscal 2022 Goals			Fiscal 2022 Results
	Threshold	Target	Maximum
Operating Cash Flow	$13.7 billion (85% of target)	$16.2 billion	$19.9 billion (123% of target)	$13.2 billion (82% of target)
EPS	$2.92 (85% of target)	$3.44	$4.27 (124% of target)	$3.34 (97% of target)
The performance relative to the above goals resulted in a Financial Goal Multiplier for fiscal 2022 of 54%, as further illustrated in the table below, reflecting achievement below target levels. This multiplier will be included as part of the three-year average for the relevant PRSUs (i.e., the Year 3 Financial Goal Multiplier for the fiscal 2020 PRSUs, the Year 2 Financial Goal Multiplier for the fiscal 2021 PRSUs, and the Year 1 Financial Goal Multiplier for the fiscal 2022 PRSUs).
	Fiscal 2022 Financial Performance Calculations
	Funding (% of Target)	Weighting	Contribution
Operating Cash Flow	0%	33.3%	0.00
EPS	81%	66.7%	0.54
			0.54

Cisco 2022 Proxy Statement	41

For the fiscal 2022 PRSUs, operating cash flow is Cisco’s GAAP operating cash flow. EPS was calculated from Cisco’s GAAP diluted EPS excluding all of the items excluded from the calculation of operating income for purposes of the EIP as well as gains and losses on equity investments, while taking into account the related income tax effects and the effects of certain tax matters. The effect of planned share repurchases is included in the EPS calculation. The design of the PRSUs balances the effect, and limits any extraordinary impact, of EPS because it is averaged over a three-year period and is only one of three metrics.
Relative TSR Multiplier
Following the completion of the three-year performance period, the Relative TSR Multiplier is determined and certified by the Compensation Committee by comparing Cisco’s TSR at the end of the three-year performance period to the TSR of a pre-established group of comparator companies. In the case of the fiscal 2022 PRSU grants, the performance metric for the remaining 50% of the PRSUs is Cisco’s TSR relative to the companies comprising the S&P 500 Index over a three-year period covering fiscal years 2022 through 2024.
The Relative TSR Multiplier is calculated as follows:
Relative TSR	Relative TSR Multiplier(1)
75th Percentile or Above	150%
50th Percentile	100%
25th Percentile	50%
Below 25th Percentile	0%
(1) To the extent Cisco’s relative TSR falls between two discrete points in the table above, linear interpolation shall be used to determine the Relative TSR Multiplier.
Determining Earned PRSU Values for Fiscal 2022 PRSUs
At the end of the three-year performance period and in connection with the settlement of the shares, the Compensation Committee will certify results and 50% of the Relative TSR Multiplier will be added to 50% of the Average Financial Goal Multiplier (the average of the Financial Goal Multipliers for fiscal 2022, 2023, and 2024) to determine the shares awarded to each named executive officer. As fiscal 2022 was the first year of the applicable performance period for fiscal 2022 PRSUs, no shares were yet earned.
Additional Promotional Equity Award to Mr. Sharritts
In June 2022, the Compensation Committee approved the below grant of time-based RSUs to Mr. Sharritts in light of his promotion to Executive Vice President and Chief Customer and Partner Officer.
Named Executive Officer	Time- Based RSUs	Grant Value of Time-Based RSUs
Jeff Sharritts	67,782	$3,000,031

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Earned Fiscal 2020 Awards (Fiscal 2020 – 2022)
The table below summarizes the applicable Financial Goal Multipliers, Average Financial Goal Multiplier, and Relative TSR Multiplier for the PRSUs granted during fiscal 2020 and the percentage of PRSUs earned. Because Cisco’s TSR at the end of the three-year performance period was below threshold performance, the Relative TSR Multiplier for these PRSUs was 0%.
(1) Earned PRSUs = Target PRSUs x ((50% x Average Financial Goal Multiplier) + (50% x Relative TSR Multiplier)).
Based on the multipliers as set forth in the table above, the fiscal 2020 PRSUs (for which the three-year performance cycle has been completed) were earned as follows reflecting our commitment to pay for performance:
Named Executive Officer	Target PRSUs	Fiscal 2020 PRSUs Earned(1)
Charles H. Robbins	353,743	156,823
Maria Martinez	145,126	64,338
Jeff Sharritts	25,918	11,488
Gerri Elliott	181,407	80,421
(1) The fiscal 2020 earned PRSUs remain subject to continued employment (other than for any named executive officer who is eligible for retirement vesting) and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on November 10, 2022.
The payouts for PRSUs with a three-year performance period granted in fiscal 2020, 2019, and 2018 were as follows:
Other Earned Award to Mr. Herren
During fiscal 2021 in connection with his appointment as CFO, Mr. Herren received a cash payment and was granted time-based RSUs and PRSUs to compensate him for the unvested equity and other compensation he forfeited by leaving his former employer and joining Cisco. A portion of these restoration PRSUs were based on Cisco’s achievement of the same operating cash flow and EPS goals for fiscal 2022 as set forth above with the number earned determined by multiplying the target PRSUs by the fiscal 2022 Financial Goal Multiplier. That portion

Cisco 2022 Proxy Statement	43

of these PRSU grants that were earned during fiscal 2022 based on a Financial Goal Multiplier of 54% based on fiscal 2022 performance were as follows:
Named Executive Officer	Target PRSUs	PRSUs Earned(1)
R. Scott Herren	44,014	23,767
(1) The earned PRSUs remained subject to the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on November 10, 2022.
Target Values versus Accounting Values
Because the fiscal 2022 PRSUs include annual Financial Goal Multipliers and a three-year Relative TSR Multiplier, the values reported in the Summary Compensation Table are different than the target values set forth in the tables above. Because 50% of the value of the fiscal 2022 PRSUs are based on the Relative TSR Multiplier, FASB ASC Topic 718 requires that the value of the fiscal 2022 PRSUs reported in the “Compensation Committee Matters – Fiscal 2022 Compensation Tables – Summary Compensation Table” include the full value of the TSR component based on the probable outcome of the Relative TSR Multiplier. However, because the remaining 50% of the value of the fiscal 2022 PRSUs is based on separate measurements of our financial performance for each year in the three-year performance period, FASB ASC Topic 718 requires that the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. As a result, for the fiscal 2022 PRSUs, the Summary Compensation Table does not include the value of the PRSUs based on the annual financial metric goals for fiscal 2023 or fiscal 2024. Such amounts will be included as equity compensation in the Summary Compensation Table for fiscal 2023 and fiscal 2024, respectively, when the financial metrics are established. However, the Summary Compensation Table for fiscal 2022 does include a portion of the value of the fiscal 2020 PRSUs and the fiscal 2021 PRSUs based on the annual operational performance metrics set for those awards during fiscal 2022. The table below illustrates the difference between target values and accounting values for our CEO over the last three fiscal years.
	Target Value	Accounting Value Disclosed in Summary Compensation Table
Fiscal 2022	$23,186,609	$24,866,549
Fiscal 2021	$19,500,496	$19,415,798
Fiscal 2020	$19,518,092	$19,215,141
Vesting of RSUs and PRSUs
Consistent with typical practices among competitors for key talent in the technology sector and responsive to recruiting and retention considerations in this market, 25% of the time-based RSUs will generally vest subject to a one-year cliff and then vest 6.25% in each successive quarter thereafter over the remainder of the four-year vesting period. Subject to continued employment and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until the settlement date, any earned PRSUs will be settled following the completion of the performance period and final certification of the Compensation Committee. All outstanding unvested equity awards under the 2005 Stock Incentive Plan will vest in full (at target levels for PRSUs), and, if applicable, become immediately exercisable in the event of the named executive officer’s death, terminal illness, or if Cisco is acquired by merger or asset sale, unless the award or related agreement is assumed or replaced by the acquiring entity.
Other Fiscal 2022 Compensation
In connection with her appointment as our Executive Vice President, Chief Legal Officer and Chief Compliance Officer, in June 2021, Ms. Stahlkopf entered into a letter agreement with Cisco providing for (i) reasonable payments with an approximate value of  $5.1 million to Ms. Stahlkopf designed to approximate and compensate her for the value and timing of the unvested equity and other cash compensation she forfeited by leaving her former employer and joining Cisco, which payments consisted of a $2.2 million cash bonus (the “Restoration Cash Bonus”), performance-based RSUs valued at $1.55 million (the “Restoration PRSUs”), and time-based RSUs valued at

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$1.55 million (the “Restoration RSUs”); and (ii) a new hire equity award with an approximate value of  $2 million in the form of time-based RSUs (the “New Hire RSUs”). These equity awards are further detailed in the table below.
Restoration and New Hire Equity Awards	Target PRSUs	Max. PRSUs	Target Value of PRSUs	Time- Based RSUs	Grant Value of Time-Based RSUs	Total Target Value of Equity Awards(1)
Restoration PRSUs and RSUs	25,757	38,635	$1,550,189	27,734	$1,550,053	$3,100,242
New Hire RSUs	–	–	–	35,785	$2,000,024	$2,000,024
(1) See the “Fiscal 2022 Compensation – Long-Term, Equity-Based Incentive Awards – Target Values versus Accounting Values” section in the CD&A for information about how this value is calculated.
The Restoration Cash Bonus was paid within 30 days following Ms. Stahlkopf’s start date and remains subject to pro-rata recoupment if she voluntarily terminates her employment or if her employment is terminated for cause within 24 months of her start date. The Restoration RSUs and New Hire RSUs will vest over four years, subject to Ms. Stahlkopf’s continued service, and the Restoration PRSUs will be subject to Cisco’s achievement of the same performance goals as the fiscal 2022 awards to the other named executive officers.
Retirement
In the event of the retirement of a named executive officer, and to the extent the named executive officer meets certain retirement eligibility criteria described in the award agreement and complies with certain post-retirement assistance requirements and covenants, all PRSUs will continue to vest and any earned PRSUs, based on the satisfaction of the performance metrics, will be settled in Cisco shares at the end of the applicable three-year performance period. At the end of fiscal 2022, Mr. Robbins and Ms. Elliott were eligible for retirement vesting.
Cisco believes that the retirement vesting feature of all PRSUs is appropriate and motivating because it provides protection to long-tenured named executive officers in light of the three-year PRSU performance period and is a prevalent practice among the companies within the Peer Group that grant similar equity awards with multi-year performance periods. Further, PRSUs will be forfeited and provide no value to its holder to the extent a named executive officer violates specific post-retirement covenants.
See the “Compensation Committee Matters – Fiscal 2022 Compensation Tables – Grants of Plan-Based Awards – Fiscal 2022” table for additional information regarding these equity grants to the named executive officers and the “Potential Payments upon Termination or Change in Control” section for additional information regarding these grants to the named executive officers and all other outstanding equity awards previously granted to the named executive officers.

Cisco does not provide for any single-trigger golden parachute arrangements or golden parachute excise tax gross-up arrangements for its named executive officers, nor does it provide employment agreements with cash severance provisions.

Perquisites
Consistent with our pay-for-performance compensation philosophy, we believe perquisites for executive officers should be limited in scope and value and should only be offered when they provide necessities or conveniences that allow our executive officers to focus on and optimally perform in their role with Cisco. Consequently, Cisco’s executive officers generally will not be entitled to receive any special benefits, except as provided below or otherwise described in footnote 5 to the “Compensation Committee Matters – Fiscal 2022 Compensation Tables – Summary Compensation Table” below:
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Health Benefits – Executive officers may choose to have an annual executive health screening and other benefits at Cisco’s expense. Executive health physicals and related benefits assist both the executive officer and Cisco by ensuring health risks are minimized.

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Aircraft Policy – Our CEO and our other executive officers may occasionally use our corporate aircraft for personal use, subject to availability, provided they reimburse Cisco for the incremental cost of the flight. Because the leased corporate aircraft is used primarily for business travel, Cisco requires reimbursement for the incremental cost of the flight (these costs do not include fixed costs that do not change based on usage).

Cisco 2022 Proxy Statement	45

The incremental cost for personal use includes, when applicable, the following costs: fuel, landing/parking fees, crew fees and expenses, custom fees, flight services/charts, variable maintenance costs, inspections, catering, aircraft supplies, telephone usage, trip-related hangar rent and parking costs, plane repositioning costs (deadhead flights), occupied variable fees, and other miscellaneous expenses. The incremental cost excludes fixed costs such as monthly management fees, lease payments, crew salaries, maintenance costs not related to trips, training, home hangaring, general taxes and insurance, and services support, as these fixed costs are generally incurred for business purposes. In addition, occasionally, guests of named executive officers are permitted to ride along on Cisco’s leased corporate aircraft when the aircraft is already going to a specific destination for a business purpose, provided there is no more than de minimis incremental cost. On such occasions, the named executive officer will be subject to imputed income at the applicable Standard Industrial Fare Level (SIFL) rates for any personal passengers on that flight, and Cisco does not provide tax gross-ups for such imputed income.
In March 2020, the Compensation Committee approved a temporary exception to the Aircraft Policy because the COVID-19 pandemic has required that most of Cisco’s employees work remotely. The temporary exception provided that the CEO and other key employees were not required to reimburse Cisco for use of its aircraft, including any related ground transportation costs, provided that the flights were required by the CEO for COVID-19 pandemic safety reasons, were for a specific business purpose at Cisco headquarters, and that the flights were between Cisco headquarters and a remote working location. The Compensation Committee terminated this temporary exception effective the beginning of fiscal 2023.
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Personal Security – Consistent with prevalent practices among large, multinational companies, and based on an independent third-party security study, Cisco provides security personnel for the CEO and his family members for business travel and certain non-business travel. The Compensation Committee must pre-approve security for the CEO and his family members on non-business trips when the aggregate cost for such trips per fiscal year will equal or exceed $25,000. The chair of the Compensation Committee must pre-approve any security recommended by Cisco Security or a third-party security vendor for families traveling with executive officers other than the CEO on business trips and for such executive officers and, if applicable, their families on non-business trips. In addition, Cisco security practices provide that the CEO may be driven to and from work by an authorized car service and personal security driver. Further, Cisco provides certain security products and related licenses to certain named executive officers for use at their residences. The incremental cost of security expenses for Cisco security personnel is their meals, lodging, and travel, but generally not their compensation because Cisco already incurs that cost for business purposes. The incremental cost of third-party security vendors is their actual cost. The incremental cost for the authorized car service and personal security driver is the actual cost. The incremental cost for security products and related licenses is the actual cost. Cisco does not consider the provision of such security to be a perquisite since the need for security arises from the nature of the executive officer’s employment by Cisco and the provision of such security is provided to mitigate risks to Cisco’s business. Pursuant to SEC guidance, we have reported the aggregate incremental costs in the “All Other Compensation” column of the Summary Compensation Table.

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Relocation Benefits – Executive officers who are relocating may be entitled to the benefits determined with reference to Cisco’s international and domestic assignment, transfer, and relocation policies for Vice Presidents and above, as amended from time to time. These relocation benefits are market competitive benefits and enable an orderly transition for Vice Presidents relocating within the United States or to another country.

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Required Business Trips/Events Where Spouses/Partners are Expected to Attend – Cisco will pay for or reimburse spousal/partner travel and personal expenses only in connection with business-related events where Cisco executive officers are required to attend and where the presence of spouses/partners is expected; provided, however, for each named executive officer, the aggregate amount of spousal/partner travel and personal expenses paid for by Cisco in a fiscal year must be less than $10,000. If a named executive officer’s spousal/partner travel and personal expenses are in excess of such limit, the named executive officer will generally be responsible for such excess amounts and will reimburse Cisco. Additionally, at certain of these events, named executive officers receive limited gifts at no cost to Cisco.

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Gross-Ups – Cisco does not provide for tax gross-ups in connection with any of the foregoing items except in the case of tax equalization and tax adjustments under Cisco’s international and domestic assignment, transfer, and relocation policies.

Deferred Compensation Plan
The Deferred Compensation Plan is available to all U.S. employees with the title of director or above, including the named executive officers. The Deferred Compensation Plan provides an opportunity for individual retirement savings on a tax- and cost-effective basis on compensation above the Internal Revenue Code of 1986, as amended

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(the “Code”), limits under the Cisco Systems, Inc. 401(k) Plan (the “401(k) Plan”). Cisco does not sponsor a supplemental executive retirement plan or a defined benefit pension plan. Cisco matches deferrals at the same percentage as matched under the 401(k) Plan. Those matching contributions are described in footnote 2 to the “Compensation Committee Matters – Fiscal 2022 Compensation Tables – Nonqualified Deferred Compensation – Fiscal 2022” table below.
Fiscal 2023 Compensation Approach
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Base Salaries – Based on performance, the relevant market data, and input from Exequity regarding competitive pay, the annual base salaries will increase from $850,000 to $875,000 for each of Mr. Herren and Ms. Martinez and from $675,000 to $715,000 for Ms. Stahlkopf, effective October 24, 2022. The annual base salaries of Mr. Robbins and Mr. Sharritts were not adjusted.

■
Variable Cash Incentive Awards – Similar to fiscal 2022, awards under the EIP for the named executive officers are based on a prevalent additive formula in which 80% of the bonus is based on the risk and reward of Cisco’s financial performance while 20% is based on an ESG factor, which will be scored based on the executive leadership team’s joint execution of Cisco’s ESG strategy. The individual target awards remain at competitive levels of 260% of base salary for Mr. Robbins and 160% of base salary for the other named executive officers.

■
Long-Term, Equity-Based Incentive Awards – In the interest of maintaining Cisco’s intended competitive positioning among the peers, and of continuing the consistency of the overall incentive program design and operation, in October 2022, the Compensation Committee granted the following equity awards to the continuing named executive officers below (60% PRSUs/40% RSUs for the CEO and 50% PRSUs/50% RSUs for the other continuing named executive officers) and the PRSUs were granted using a three-year performance period and the same performance metrics that were used in fiscal 2022. However, the relative TSR performance goal for the fiscal 2023 PRSUs will modify the financial performance goal multiplier up or down by no more than 20% rather than be a separate multiplier as described above with respect to the fiscal 2022 PRSUs.

Named Executive Officer	Performance-Based Restricted Stock Units	Time-Based Restricted Stock Units
Charles H. Robbins	368,446	262,759
R. Scott Herren	165,329	176,857
Maria Martinez	153,520	164,225
Jeff Sharritts	118,092	126,327
Dev Stahlkopf	100,378	107,378
We are transforming our business to meet the evolving needs of our customers and increasing the amount of subscription offerings that we provide. In fiscal 2022, total subscription revenue, including services sold as subscriptions, was $22.4 billion and represented 43% of Cisco’s total revenue. Our subscription revenue drives ARR, which is one of the best indicators of our progress in our business transformation.
After evaluating potential long-term incentive designs and in order to incentivize the key drivers of the business transformation, in October 2022, the Compensation Committee granted the following one-time PRSUs using a three-year performance period and a product ARR performance metric designed to incentivize growing product ARR over the performance period. The Compensation Committee determined that product ARR growth correlates with the success of Cisco’s business transformation strategy and that the use of product ARR as the performance metric for these one-time PRSUs is appropriate as it differs from other performance metrics used by Cisco under its executive compensation program. These one-time PRSUs have three-year cliff vesting (with no retirement vesting) and are designed to retain our executive talent in a very competitive market so that they can work to deliver results against the rigorous product ARR performance goals and increase stockholder value through the successful transformation of the business over the performance period.

Cisco 2022 Proxy Statement	47

Named Executive Officer	Performance-Based Restricted Stock Units
Charles H. Robbins	378,980
R. Scott Herren	126,327
Maria Martinez	126,327
Jeff Sharritts	101,062
Dev Stahlkopf	101,062
In addition to linking pay to performance under our transforming business model, maintaining continuity is crucial at this time. In determining the grant value of these awards, the Compensation Committee considered the holding power of the existing outstanding equity and the critical retention concerns we face in a very competitive market for executive talent in fiscal 2023. Cisco does not intend to make any future transitional or other one-time equity grants to our current executive officers during the three-year performance period outside of our standard practices.
Executive Compensation Governance Components
Our Culture of Ownership
As noted above, a core element of Cisco’s compensation philosophy is to align the interests of executive officers with those of stockholders by providing appropriate long-term incentives. To further this goal, Cisco has a long-standing policy regarding minimum ownership of shares by Cisco’s executive officers.
These minimum ownership requirements call for Cisco’s CEO to own shares of Cisco’s common stock having a value equal to at least six times the CEO’s annual base salary and for each other executive officer to own shares of Cisco’s common stock having a value equal to at least four times the executive officer’s annual base salary. The CEO and each other executive officer have five years from the date of their respective appointment (or the later of six years from the date of their respective appointment or August 1, 2020 for executive officers in those positions as of August 1, 2019) to attain their minimum ownership level.
Position	Required Share Ownership (Multiple of Base Salary)
CEO	6x
Executive Officers	4x
As of October 10, 2022, all of our executive officers were either exceeding the minimum stock ownership requirements or were on track to comply in the relevant timeframe.
Recoupment (or “clawback”) Policy
Cisco has a long-standing recoupment policy for cash incentive awards paid to executive officers under Cisco’s annual cash incentive plan, the EIP, and in June 2019, this policy was extended to include PRSUs. In the event of a restatement of incorrect financial results, this policy enables the Compensation Committee, if it determines appropriate and subject to applicable laws, to seek reimbursement from executive officers of:
■
the incremental portion of EIP awards paid to executive officers in excess of the EIP awards that would have been paid based on the restated financial results; and

■
the incremental shares of Cisco’s common stock settled for any PRSUs in excess of the shares of Cisco’s common stock that would have been settled for such PRSUs based on the restated financial results, or the value of such incremental shares to the extent an executive officer sells any incremental shares.

Cisco’s long-term, equity-based incentive award plans also generally provide for forfeiture if a named executive officer participates in activities detrimental to Cisco (including during a retirement-vesting period) or is terminated for misconduct. We are monitoring the proposed SEC rules on recoupment and plan to modify our recoupment policy in accordance with any applicable final SEC or other rules.

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Compensation Risk Management
The Compensation Committee’s annual review and approval of Cisco’s compensation philosophy and strategy includes the review of compensation-related risk management. In this regard, the Compensation Committee reviews Cisco’s compensation programs for employees and executives, including the variable cash incentive plans and long-term, equity-based incentive awards, and does not believe that the compensation program creates risks that are reasonably likely to have a material adverse effect on Cisco.
As part of this review, the Compensation Committee evaluates the need to engage independent consultants for specific assignments and engaged Exequity during fiscal 2022 to deliver a report and assist with the risk assessment of Cisco’s executive compensation program.

Exequity advised that Cisco’s executive compensation program:
■
maintains an appropriate pay philosophy;

■
uses an appropriate, objectively selected peer group to support decision-making;

■
reflects best-in-class design and governance practices in key areas;

■
supports business objectives;

■
mitigates compensation-related risk through a balanced structure and related policies such as stock ownership guidelines, pledging prohibitions, etc.; and

■
reviews actual pay delivery from performance-based incentives to confirm the rigor of goal setting and the alignment with performance.

The Compensation Committee also determined that Cisco’s commission and sales incentive plans for employees at all levels are based on measurable and verifiable sales goals that are aligned with Cisco’s company-wide revenue and operating income goals for its bonus plan for executives. In addition, total target incentive compensation for all employees is a small percentage of total sales and revenue, and incentive opportunities under these plans are capped. The plans are monitored to ensure that internal controls are in place to mitigate risk. Management also retains discretion to reduce incentive amounts in appropriate circumstances.
Compensation Process
The Compensation Committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers. The Compensation Committee begins its process of deciding how to compensate Cisco’s named executive officers by considering the competitive market data and specific compensation designs provided by its independent compensation consultant and the People and Communities organization. The Compensation Committee, with the assistance of its independent compensation consultant, identified criteria to select a list of companies that comprise Cisco’s peer group.
During fiscal 2022, the Compensation Committee retained Exequity as its independent compensation consultant to help the Compensation Committee establish and implement its compensation philosophy, to evaluate compensation proposals recommended by management, and to provide advice and recommendations on competitive market practices and specific compensation decisions for executive officers. The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although the CEO and the People and Communities organization present compensation and benefit proposals to the Compensation Committee. Exequity worked directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities and did not undertake projects for management, except at the request of the Compensation Committee chair and in the capacity of the Compensation Committee’s agent. During fiscal 2022, Exequity performed no other consulting or other services for Cisco management and did not undertake any projects for management.

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Peer Group and Benchmarking
The Compensation Committee approved a peer group in March 2021, which was used to establish compensation targets and guide decisions through April 2022. Exequity subsequently prepared a peer group study, and based on the below objective selection criteria, the same peer group was approved in April 2022. As an additional point of reference, the Compensation Committee may also decide to use data accumulated by management regarding compensation practices of companies where Cisco regularly competes for talent.
How the Peer Group was Selected
The members of the Peer Group are generally based on the following objective criteria, recommended by Exequity:
■
Major information technology companies with related Global Industry Classification Standard (GICS) codes 4510, 4520, 4530, and 5020;

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A three-year rolling average market capitalization greater than $30 billion (based on the trailing 12-quarter average); and

■
Revenues greater than $10 billion (based on the trailing four-quarter averages).

Peer Group Members
Accenture plc	HP Inc.	Oracle Corporation
Alphabet Inc.	Intel Corporation	Qualcomm Incorporated
Apple Inc.	International Business Machines Corporation	salesforce.com, inc.
Broadcom Inc.	Meta Platforms, Inc.	Visa Inc.
Dell Technologies Inc.	Microsoft Corporation	VMware, Inc.
How We Use the Peer Group
The positions of Cisco’s named executive officers were compared to their counterpart positions in the Peer Group, and the compensation levels for comparable positions in the Peer Group were examined for guidance in determining:
■
base salaries;

■
variable cash incentive awards; and

■
the amount and mix of long-term, equity-based incentive awards.

The Compensation Committee establishes base salaries, variable cash incentive awards, and long-term, equity-based incentive awards on a case-by-case basis for each named executive officer taking into account, among other things, company and individual performance, role expertise, experience, and the competitive market, advancement potential, recruiting needs, internal equity, retention requirements, unrealized equity gains, succession planning, and best compensation governance practices. The Compensation Committee does not tie individual compensation to specific target percentiles.

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How the Compensation Committee Makes Decisions and Policies
The Compensation Committee retains and does not delegate any of its exclusive power to determine all matters of executive compensation and benefits, although from time to time it seeks input and recommendations from the CEO and the People and Communities organization.
Our CEO does not make recommendations with respect to his compensation or participate in the deliberations regarding the setting of his compensation. The Compensation Committee reports to the Board on the major items covered at each Compensation Committee meeting. Exequity works directly with and on behalf of the Compensation Committee to assist the Compensation Committee in satisfying its responsibilities; and undertakes no projects for management except at the request of the Compensation Committee chair, and in the capacity of the Compensation Committee’s agent where such projects were in direct support of the Compensation Committee’s charter. The Compensation Committee assessed the independence of Exequity during fiscal 2022 and believed that there were no conflicts of interest. In reaching this conclusion, the Compensation Committee considered applicable SEC rules and regulations and the corresponding Nasdaq independence factors regarding compensation advisor independence.
In determining executive compensation, the Compensation Committee also considers, among other factors, the possible tax consequences to Cisco and to its executives. To maintain maximum flexibility in designing compensation programs, the Compensation Committee, while considering company tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that are intended to be deductible.
In reviewing and establishing CEO compensation, the Compensation Committee also considers our CEO pay ratio. Cisco has always been committed to paying its people fairly and equitably, and we have strived to develop and execute robust policies to evaluate pay levels throughout the company. We are a founding signer of the White House Equal Pay Pledge and the Parity.org pledge, and we are leading the charge to make fair pay a reality for all employees through the Employers for Pay Equity Consortium.
The Compensation Committee considers the accounting consequences to Cisco of different compensation decisions and the impact on stockholder dilution; however, neither of these factors by themselves will compel a particular compensation decision.
The Compensation Committee annually grants long-term, equity-based incentive awards to executive officers after the close of the prior fiscal year and the review and evaluation of each executive officer’s performance. The Compensation Committee’s policy is to generally grant equity awards only during open trading windows and to establish grant dates in advance, generally establishing those dates near the beginning of each fiscal year.

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Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC, or to be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Cisco specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation and Management Development Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this Proxy Statement with Cisco’s management. Based on that review and those discussions, the Compensation and Management Development Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference into Cisco’s Annual Report on Form 10-K for its 2022 fiscal year.
Submitted by the Compensation and Management Development Committee
Roderick C. McGeary (Chair)	Wesley G. Bush	Kristina M. Johnson	Brenton L. Saunders

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Fiscal 2022 Compensation Tables
The following table, footnotes, and related narrative sets forth the “total compensation” earned by the named executive officers for services rendered in all capacities to Cisco and its subsidiaries for each of the last three or fewer fiscal years during which such individuals were designated as named executive officers. The salary, bonus, and non-equity incentive plan compensation columns set forth below reflect the actual amounts paid for the relevant fiscal years, while the stock awards column reflects accounting values. For the actual amounts of compensation related to long-term equity incentives, see the “Option Exercises and Stock Vested – Fiscal 2022” table below. Cisco’s named executive officers for fiscal 2022 include our CEO, our CFO, our three most highly compensated executive officers (other than CEO and CFO) who were serving as executive officers at the end of fiscal 2022, and one former executive officer who was not serving as an executive officer at the end of fiscal 2022.
Summary Compensation Table
Name and Principal Position(1)	Fiscal Year(1)	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Charles H. Robbins Chair and Chief Executive Officer	2022	$1,390,000	–	$24,866,549	$2,941,796	$85,591	$29,283,936
	2021	$1,416,731	–	$19,415,798	$4,495,816	$118,350	$25,446,695
	2020	$1,390,000	–	$19,215,141	$2,471,976	$94,840	$23,171,957
R. Scott Herren Executive Vice President and Chief Financial Officer	2022	$838,461	–	$12,457,042	$1,091,792	$220,984	$14,608,279
	2021	$495,385	$8,000,000(6)	$10,309,617	$962,187	$101,526	$19,868,715
Maria Martinez Executive Vice President and Chief Operating Officer	2022	$838,461	–	$10,600,066	$1,091,792	$17,163	$12,547,482
	2021	$761,539	–	$9,547,611	$1,486,630	$22,951	$11,818,731
	2020	$700,000	–	$6,809,059	$754,880	$19,510	$8,283,449
Jeff Sharritts Executive Vice President and Chief Customer and Partner Officer	2022	$625,481	–	$5,932,440	$657,653	$26,639	$7,242,213
Dev Stahlkopf Executive Vice President, Chief Legal Officer and Chief Compliance Officer	2022	$675,000	$2,200,000(7)	$9,506,363	$876,698	$19,685	$13,277,746
Gerri Elliott Former Executive Vice President and Chief Customer and Partner Officer	2022	$743,750	–	$11,214,292	$924,125	$55,675	$12,937,842
	2021	$840,865	–	$9,859,284	$1,642,080	$69,144	$12,411,373
	2020	$825,000	–	$8,267,815	$902,880	$11,672	$10,007,367
(1) Mr. Herren became CFO effective December 18, 2020 and was not a named executive officer in fiscal 2020. Mr. Sharritts became Executive Vice President and Chief Customer and Partner Officer effective May 1, 2022 and was not a named executive officer in fiscal 2020 and 2021. Ms. Stahlkopf became Executive Vice President, Chief Legal Officer and Chief Compliance Officer effective August 2, 2021 and was not a named executive officer in fiscal 2020 and 2021. Ms. Elliott served as Executive Vice President and Chief Customer and Partner Officer until May 1, 2022.
(2) Fiscal 2021 was a 53-week fiscal year, and the salary amounts for fiscal 2021 reflect the extra week’s salary earned during that fiscal year.
(3) The amounts in the “Stock Awards” column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. See below for more information on, and assumptions used for, the grant date fair value of the PRSUs. For time-based awards without dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based awards with dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant.
Except for the PRSUs awarded to Mr. Herren in fiscal 2021, the PRSUs awarded in fiscal 2022, 2021 and 2020 are generally based on the three-year performance cycle of  (i) fiscal 2022 through fiscal 2024, (ii) fiscal 2021 through fiscal 2023, and (iii) fiscal 2020 through fiscal 2022, respectively. Generally, the performance metrics for 50% of the PRSUs are based on operating goal performance, and the performance metric for the remaining 50% of the PRSUs is Cisco’s relative TSR.
The PRSUs awarded to Mr. Herren in fiscal 2021 consist of two separate awards: restoration PRSUs and pro-rata fiscal 2021 PRSUs. The restoration PRSUs are earned subject to Cisco’s achievement of operating goal performance in each of fiscal 2022 and fiscal 2023, which achievement in each of fiscal 2022 and fiscal 2023 accounts for 50% of the restoration PRSUs. The performance metric for 50% of the pro-rata fiscal 2021 PRSUs is based on operating goal performance during fiscal 2022 and fiscal 2023, and the performance metric for the remaining 50% of the pro-rata fiscal 2021 PRSUs is Cisco’s relative TSR over the 2.5-year performance period from the beginning of Cisco’s third quarter of fiscal 2021 through the end of fiscal 2023.

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The metrics used to determine the number of PRSUs earned relative to operating goal performance are operating cash flow and EPS based on annual goals, pre-established at the beginning of each applicable fiscal year. These operating goal performance metrics are reviewed at the end of each fiscal year and any PRSUs are earned based on the average performance over the applicable fiscal years (except for Mr. Herren’s restoration PRSUs which are earned at the end of each of fiscal 2022 and fiscal 2023 as described above), subject to the Compensation Committee’s approval. The probable and maximum values are based upon achieving the target or maximum level of performance as of the date the goals were set. The performance periods for the PRSUs earned based on Cisco’s relative TSR are described in the “Compensation Committee Matters – Fiscal 2022 Compensation Tables – Grants of Plan-Based Awards – Fiscal 2022” table. See the “Fiscal 2022 Compensation” section in the CD&A for a description of the material terms of the PRSUs.
The table below sets forth the grant date fair value for PRSUs awarded in fiscal 2022, 2021 and 2020.
Name	Fiscal Year	Probable Outcome of Performance Conditions Grant Date Fair Value ($)(a)	Maximum Outcome of Performance Conditions Grant Date Fair Value ($)(a)	Market-Related Component Grant Date Fair Value ($)(b)
Charles H. Robbins	2022	$8,142,932	$12,214,398	$7,444,787
	2021	$5,903,920	$8,855,880	$5,711,865
	2020	$7,640,113	$11,460,170	$6,623,856
R. Scott Herren	2022	$4,521,165	$6,781,748	$3,535,825
	2021	$–	$–	$1,909,579
Maria Martinez	2022	$3,385,627	$5,078,441	$3,214,392
	2021	$2,504,265	$3,756,398	$2,343,319
	2020	$2,060,324	$3,090,487	$2,717,484
Jeff Sharritts	2022	$768,826	$1,153,239	$825,602
Dev Stahlkopf	2022	$797,159	$1,195,739	$2,759,099
Gerri Elliott	2022	$3,999,853	$5,999,780	$3,214,392
	2021	$2,930,097	$4,395,147	$2,929,158
	2020	$2,331,888	$3,497,832	$3,396,865
(a) Because the performance-related component for PRSUs that contain operating goals is based on separate measurements of our financial performance for each year in the three-year performance cycle, except for Mr. Herren’s restoration PRSU and pro-rata fiscal 2021 PRSU awards as discussed above in this footnote 3, FASB ASC Topic 718 requires the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved as follows:
(i) the amounts for fiscal 2022 represent the grant date fair value for the operating goal performance-related component of the PRSUs awarded in fiscal 2022, 2021 and 2020 based upon the probable or target outcome of the fiscal 2022 operating goal performance-related component as of the date the goals were set and based upon achieving the maximum level of performance under the fiscal 2022 operating goal performance-related component as of the date the goals were set;
(ii) the amounts for fiscal 2021 represent the grant date fair value for the operating goal performance-related component of the PRSUs awarded in fiscal 2021, 2020 and 2019 based upon the probable or target outcome of the fiscal 2021 operating goal performance-related component as of the date the goals were set and based upon achieving the maximum level of performance under the fiscal 2021 operating goal performance-related component as of the date the goals were set; and
(iii) the amounts for fiscal 2020 represent the grant date fair value for the operating goal performance-related component of the PRSUs awarded in fiscal 2020, 2019 and 2018 based upon the probable or target outcome of the fiscal 2020 operating goal performance-related component as of the date the goals were set and based upon achieving the maximum level of performance under the fiscal 2020 operating goal performance-related component as of the date the goals were set.
For additional description of the actual amounts earned for the fiscal 2020 PRSUs, see the “Fiscal 2022 Compensation – Long-Term, Equity-Based Incentive Awards – Earned Fiscal 2020 Awards (Fiscal 2020 – 2022)” section in the CD&A above.
(b) Represents the grant date fair value for the market-related TSR component, which is not subject to probable or maximum outcome assumptions. The metric used to determine the number of PRSUs earned with respect to the TSR component is Cisco’s TSR compared to the S&P 500 Index for the fiscal 2022, 2021 and 2020 grants, in each case, over a three fiscal year period; provided, however, that Mr. Herren’s pro-rata fiscal 2021 PRSUs’ TSR component is measured over the 2.5-year performance period from the beginning of Cisco’s third quarter of fiscal 2021 through the end of fiscal 2023. Consistent with FASB ASC Topic 718, the full grant date fair value for the market-related TSR component for the entire performance cycle is included in the amounts shown for the year of grant and was determined using a Monte Carlo simulation model.

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The following table includes the assumptions used to calculate the grant date fair value of PRSU awards reported for fiscal 2022, 2021 and 2020.
		Assumptions (Operating Goal)			Assumptions (TSR Goal)
PRSU Award	Fair Value ($)	Range of Risk Free Interest Rate (%)	Dividend Yield (%)	Fair Value ($)	Risk Free Interest Rate (%)	Dividend Yield (%)
Fiscal 2022
11/4/2021 PRSUs	$57.12	N/A	N/A	$63.56	0.61%	N/A
9/20/2021 PRSUs	$55.89	N/A	N/A	$64.48	0.42%	N/A
Year 2 of Fiscal 2021 PRSUs	$55.89	N/A	N/A	N/A	N/A	N/A
Year 3 of 9/18/2019 PRSUs	$54.04	0.0% – 0.1%	2.6%	N/A	N/A	N/A
Fiscal 2021
12/18/2020 PRSUs	N/A	N/A	N/A	$51.33	0.17%	3.2%
10/14/2020 PRSUs	$39.81	0.1% – 0.2%	3.6%	$36.35	0.18%	3.6%
9/18/2020 PRSUs	$39.81	0.1% – 0.2%	3.6%	$37.97	0.16%	3.6%
Year 2 of 9/18/2019 PRSUs	$36.57	0.1%	3.6%	N/A	N/A	N/A
Year 3 of 9/18/2018 PRSUs	$38.01	0.1%	3.6%	N/A	N/A	N/A
Fiscal 2020
9/18/2019 PRSUs	$44.91	1.68% – 1.93%	2.8%	$37.45	1.71%	2.84%
Year 2 of 9/18/2018 PRSUs	$46.25	1.74% – 1.93%	2.8%	N/A	N/A	N/A
Year 3 of 9/20/2017 PRSUs	$47.96	1.88% – 1.93%	2.8%	N/A	N/A	N/A
(4) The amounts listed in the “Non-Equity Incentive Plan Compensation” column for fiscal 2022, 2021 and 2020 reflect the cash awards paid under the EIP for performance in the applicable fiscal year. See the “Fiscal 2022 Compensation” section in the CD&A for a description of the material terms, including how the variable cash incentive awards were determined for fiscal 2022.
(5) The amounts listed in the “All Other Compensation” column for fiscal 2022 include actual and estimated matching contributions by Cisco under the Deferred Compensation Plan, matching contributions that Cisco made under the 401(k) Plan, and other perquisites and personal benefits, and details about these amounts are set forth in the table below.
Name	Matching Contributions under Deferred Compensation Plan ($)(a)	Matching Contributions under 401(k) Plan ($)	Other ($)(b)	Total ($)
Charles H. Robbins	$53,775	$13,050	$18,766(c)	$85,591
R. Scott Herren	$68,660	$13,330	$138,994(d)	$220,984
Maria Martinez	$–	$12,704	$4,459(e)	$17,163
Jeff Sharritts	$–	$15,002	$11,637(f)	$26,639
Dev Stahlkopf	$–	$19,685	$–	$19,685
Gerri Elliott	$–	$12,588	$43,087(g)	$55,675
(a) This includes matching contributions related to fiscal 2022 salary deferred during calendar year 2021 as well as fiscal 2022 salary and non-equity incentive plan compensation deferred during calendar year 2022 that is expected to be credited at the end of calendar year 2022. See the “Compensation Committee Matters – Fiscal 2022 Compensation Tables – Nonqualified Deferred Compensation – Fiscal 2022” section for more information.
(b) In fiscal 2022, named executive officers were permitted to use the aircraft occasionally for non-business travel, subject to availability and reimbursing Cisco for the incremental cost of the flight. Additionally, in fiscal 2022, guests of named executive officers were permitted to ride along on Cisco’s leased corporate aircraft when the aircraft was already going to a specific destination for a business purpose, provided there was no more than a de minimis incremental cost. See the “Fiscal 2022 Compensation – Perquisites” section in the CD&A for a description of our Aircraft Policy and the method Cisco used in determining the incremental cost for personal use.
(c) The amount listed in the “All Other Compensation” column for fiscal 2022 for Mr. Robbins includes expenses for security products and related licenses for use in Mr. Robbins’ residences, de minimis incremental catering costs for guests related to use of the corporate aircraft, personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected, and security expenses relating to non-business travel and guest travel while accompanying Mr. Robbins on a

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business trip. In addition, Cisco security practices provide that the CEO be driven to and from work by an authorized car service and personal security driver. Cisco does not consider these security expenses to be personal benefits since these expenses arise from the nature of Mr. Robbins’ employment by Cisco. However, the disclosure regulations require certain security expenses to be reported as personal benefits. The amount reported for such security expenses is the incremental cost to Cisco of providing security personnel employed by Cisco and third-party security vendors. For Cisco security personnel, the incremental cost includes meals, lodging and travel. Compensation is not included because Cisco already incurs that cost for business purposes. For third-party security vendors, the incremental cost is their actual cost. The incremental cost for the authorized car service and personal security driver is the actual cost. For security products and related licenses, the incremental cost is the actual cost.
(d) The amount listed in the “All Other Compensation” column for Mr. Herren for fiscal 2022 includes $133,179 for costs related to the temporary commuting exception to the Aircraft Policy that the Compensation Committee approved due to the COVID-19 pandemic, ground transportation costs related to such trips, and personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected.
(e) The amount listed in the “All Other Compensation” column for Ms. Martinez for fiscal 2022 includes $4,459 for tax restoration benefits pursuant to Cisco’s policy for domestic partner health benefits.
(f) The amount listed in the “All Other Compensation” column for Mr. Sharritts for fiscal 2022 includes personal expenses in connection with the attendance of his spouse at required business trips where the presence of spouses/partners was expected.
(g) The amount listed in the “All Other Compensation” column for Ms. Elliott for fiscal 2022 includes $38,672 for costs related to the temporary commuting exception to the Aircraft Policy that the Compensation Committee approved due to the COVID-19 pandemic and ground transportation costs related to such trips, de minimis incremental catering costs for guests related to use of the corporate aircraft, and personal expenses in connection with the attendance of her spouse and other guests at required business trips where the presence of spouses/partners was expected.
(6) As part of his new hire compensation package and as consideration for the compensation he forfeited when he left his prior employer, the Compensation Committee approved the payment to Mr. Herren of an $8 million cash bonus paid in December 2020.
(7) As part of her new hire compensation package and as consideration for the compensation she forfeited when she left her prior employer, the Compensation Committee approved the payment to Ms. Stahlkopf of a $2.2 million cash bonus paid in August 2021.

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The following table provides information on cash-based performance awards and stock unit awards in fiscal 2022 to each of Cisco’s named executive officers. There can be no assurance that the Grant Date Fair Value of the Stock Awards, as listed in this table, will ever be realized. These Grant Date Fair Value amounts also are included in the “Stock Awards” column of the Summary Compensation Table.
Grants of Plan-Based Awards – Fiscal 2022
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Charles H. Robbins	(2)	–	$3,614,000	$7,228,000
	9/20/21(3)				–	221,087	331,630		$9,187,312
	9/20/21(4)							158,705	$8,870,022
	11/4/21(3)				–	9,971	14,956		$411,843
	11/4/21(4)							7,157	$408,808
R. Scott Herren	(2)	–	$1,341,267	$2,682,534
	9/20/21(3)				–	109,671	164,506		$4,557,438
	9/20/21(4)							78,727	$4,400,052
Maria Martinez	(2)	–	$1,341,267	$2,682,534
	9/20/21(3)				–	99,701	149,551		$4,143,116
	9/20/21(4)							71,570	$4,000,047
Jeff Sharritts	(2)	–	$807,927	$1,615,854
	9/20/21(3)				–	25,607	38,410		$1,064,141
	9/20/21(5)							25,607	$1,337,981
	6/9/22(6)				–			67,782	$3,000,031
Dev Stahlkopf	(2)	–	$1,077,025	$2,154,050
	9/20/21(3)				–	59,821	89,731		$2,485,884
	9/20/21(4)							42,942	$2,400,028
	9/20/21(7)				–	25,757	38,635		$1,070,374
	9/20/21(8)							27,734	$1,550,053
	9/20/21(8)							35,785	$2,000,024
Gerri Elliott	(2)	–	$1,135,289	$2,270,578
	9/20/21(3)				–	99,701	149,551		$4,143,116
	9/20/21(4)							71,570	$4,000,047
(1) The grant date fair value is computed in accordance with FASB ASC Topic 718 for PRSUs and RSUs granted during the applicable fiscal year under the 2005 Stock Incentive Plan. See footnote 3(b) of the Summary Compensation Table for more information on, and assumptions used for, the grant date fair value of the PRSUs. For time-based RSU awards without dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant, adjusted for the present value of expected dividends. For time-based RSU awards with dividend equivalent rights, the grant date fair value was determined using the closing share price of Cisco common stock on the date of grant. Excludes the grant date fair value for the operating goal performance-related component of the fiscal 2021 and fiscal 2020 awards based on the probable or target outcome of the fiscal 2022 operating goal performance-related component because these PRSUs were not awarded in fiscal 2022. The amounts included in the “Stock Awards” column of the Summary Compensation Table for fiscal 2022 related to the PRSUs awarded in fiscal 2021 and 2020 in aggregate are as follows: $5,988,564 for Mr. Robbins; $3,499,552 for Mr. Herren; $2,456,903 for Ms. Martinez; $530,287 for Mr. Sharritts; $0 for Ms. Stahlkopf; and $3,071,129 for Ms. Elliott.
(2) These rows represent possible payouts pursuant to the annual cash incentive awards under the EIP for fiscal 2022. The EIP did not contain any threshold value for fiscal 2022. For more information about the material terms of these payments, see the CD&A.
■
For Mr. Robbins, the target and maximum values are calculated by multiplying 260% (target) and 520% (maximum), respectively, by his annual base salary during fiscal 2022.

■
For Mr. Herren and Ms. Martinez, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum) by his or her pro-rated annual base salary during fiscal 2022.

Cisco 2022 Proxy Statement	57

■
For Mr. Sharritts, the target and maximum values are calculated by multiplying 126% (pro-rated target) and 252% (pro-rated maximum), respectively, by his pro-rated annual base salary during fiscal 2022.

■
For Ms. Stahlkopf, the target and maximum values are calculated by multiplying 160% (target) and 320% (maximum), respectively, by her annual base salary during fiscal 2022.

■
For Ms. Elliott, the target and maximum values are calculated by multiplying 149% (pro-rated target) and 298% (pro-rated maximum), respectively, by her pro-rated annual base salary in effect during fiscal 2022.

(3) The amounts shown in these rows reflect, in share amounts, the target and maximum potential awards of PRSUs for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A and footnote 3 to the Summary Compensation Table.
(4) RSUs granted under the 2005 Stock Incentive Plan and vests 25% on November 10, 2022, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.
(5) RSUs granted under the 2005 Stock Incentive Plan and vests 25% on November 10, 2022, and 6.25% quarterly thereafter. Each award is settled in shares on each vesting date.
(6) RSUs granted under the 2005 Stock Incentive Plan and vests 25% on June 10, 2023, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.
(7) The amounts shown in this row reflect, in share amounts, the target and maximum potential awards of Ms. Stahlkopf’s Restoration PRSUs for the fiscal 2022 performance period. The material terms of these PRSUs, which are completely at risk, are further described in the CD&A and footnote 3 to the Summary Compensation Table.
(8) RSUs granted under the 2005 Stock Incentive Plan and vests 25% on September 10, 2022, and 6.25% quarterly thereafter. Each award (including any accrued dividend equivalents) is settled in shares on each vesting date.

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The following table shows the number of Cisco unvested restricted stock units held by Cisco’s named executive officers as of July 30, 2022.
Outstanding Equity Awards At Fiscal 2022 Year-End
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(a)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(b)
Charles H. Robbins	12,493(2)	$566,807
	40,395(4)	$1,832,721
	156,823(5)	$7,115,059
	130,084(6)	$5,901,924
	163,437(17)	$7,415,152
	7,322(19)	$322,208
			319,597(7)	$14,500,104
			227,679(18)	$10,329,818
			10,201(20)	$462,826
R. Scott Herren	52,294(11)	$2,372,569
	38,049(12)	$1,726,266
	26,081(13)	$1,183,293
	79,314(17)	$3,598,471
			78,316(15)	$3,553,179
			46,329(14)	$2,101,945
			112,941(18)	$5,124,143
Maria Martinez	5,711(2)	$259,108
	16,572(4)	$751,872
	64,338(5)	$2,919,015
	53,056(6)	$2,407,152
	23,843(10)	$1,081,739
	73,704(17)	$3,343,955
			131,118(7)	$5,948,801
			102,674(18)	$4,658,316
Jeff Sharritts	1,469(1)	$66,649
	2,731(2)	$123,905
	4,648(3)	$210,880
	9,720(4)	$440,996
	11,488(5)	$521,211
	19,915(8)	$903,544
	45,682(10)	$2,072,592
	25,607(17)	$1,161,790
	68,359(21)	$3,101,448
			33,539(9)	$1,521,672
			26,371(18)	$1,196,432
Dev Stahlkopf	65,413(16)	$2,967,790
	44,222(17)	$2,006,373
			88,130(18)	$3,998,449
Gerri Elliott	5,711(2)	$259,108
	20,715(4)	$939,840
	80,421(5)	$3,648,701
	66,711(6)	$3,026,677
	73,704(17)	$3,343,955
			163,896(7)	$7,435,965
			102,674(18)	$4,658,316
(a) For the RSUs and PRSUs granted in fiscal 2021 and fiscal 2022, the amounts in these columns include accrued dividend equivalents (assuming a target payout with respect to PRSUs).
(b) The market values of the RSUs that have not vested and the unearned PRSUs are calculated by multiplying the number of units shown in the table by the fiscal 2022 year-end closing price of Cisco common stock of  $45.37.

Cisco 2022 Proxy Statement	59

Vesting Schedule for Unvested Restricted Stock Units
Note	Grant	Incremental Vesting Date
(1)	7/25/18	25% on 8/10/19; 6.25% quarterly thereafter
(2)	9/18/18	25% on 11/10/19; 6.25% quarterly thereafter
(3)	6/5/19	25% on 6/10/20; 6.25% quarterly thereafter
(4)	9/18/19	25% on 11/10/20; 6.25% quarterly thereafter
(5)	9/18/19	Represents shares earned under fiscal 2020 PRSUs based on Cisco’s performance through the end of the three-year performance period covering fiscal 2020, fiscal 2021 and fiscal 2022. These shares were earned following certification of the operating and TSR performance goals by the Compensation Committee. The earned fiscal 2020 PRSUs remain subject to the executive officer’s continued employment (other than for any named executive officer who is eligible for retirement vesting) and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on 11/10/22.
(6)	9/18/20	25% on 11/10/21; 6.25% quarterly thereafter
(7)	9/18/20	PRSUs that are earned and settled on 11/10/23 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of each of fiscal 2021, fiscal 2022 and fiscal 2023; (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2021, fiscal 2022 and fiscal 2023; and (iii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at target since Cisco’s operating performance and relative TSR performance for the first two years of the three-year performance period did not exceed target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.
(8)	10/14/20	25% on 11/10/21; 6.25% quarterly thereafter
(9)	10/14/20	PRSUs that are earned and settled on 11/10/23 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of each of fiscal 2021, fiscal 2022 and fiscal 2023; (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2021, fiscal 2022 and fiscal 2023; and (iii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at target since Cisco’s operating performance and relative TSR performance for the first year of the three-year performance period did not exceed target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.
(10)	2/03/21	25% on 2/10/22; 6.25% quarterly thereafter
(11)	12/18/20	50% on 2/10/22; 12.5% quarterly thereafter
(12)	12/18/20	25% on 2/10/22; 6.25% quarterly thereafter
(13)	12/18/20	Represents shares earned under restoration PRSUs based on the achievement of two operating goal performance metrics, operating cash flow and EPS, during the performance period through the end of fiscal 2022. These shares were earned following certification of the operating performance goals by the Compensation Committee. The earned PRSUs remain subject to the executive officer’s continued employment (other than for any named executive officer who is eligible for retirement vesting) and the Compensation Committee’s discretion to further review and reduce the number of earned PRSUs until they settle on 11/10/22.
(14)	12/18/20	PRSUs that are earned and settled on 11/10/23 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of fiscal 2023; and (ii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at target. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.
(15)	12/18/20	PRSUs that are earned and settled on 11/10/23 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of each of fiscal 2022 and fiscal 2023; (ii) Cisco’s TSR relative to the S&P 500 Index over a 2.5-year performance period from the beginning of Cisco’s third quarter of fiscal 2021 through the end of fiscal 2023; and (iii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at target since Cisco’s operating performance and relative TSR performance through the end of fiscal 2022 did not exceed target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.
(16)	9/20/21	25% on 9/10/22; 6.25% quarterly thereafter
(17)	9/20/21	25% on 11/10/22; 6.25% quarterly thereafter

60

Note	Grant	Incremental Vesting Date
(18)	9/20/21	PRSUs that are earned and settled on 11/10/24 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of each of fiscal 2022, fiscal 2023 and fiscal 2024; (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2022, fiscal 2023 and fiscal 2024; and (iii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at target since Cisco’s operating performance and relative TSR performance for the first year of the three-year performance period did not exceed target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.
(19)	11/4/21	25% on 11/10/22; 6.25% quarterly thereafter
(20)	11/4/21	PRSUs that are earned and settled on 11/10/24 subject to (i) the achievement of two operating goal performance metrics, operating cash flow and EPS, subject to annual goals that are pre-established at the beginning of each of fiscal 2022, fiscal 2023 and fiscal 2024; (ii) Cisco’s TSR relative to the S&P 500 Index over a three-year period covering fiscal 2022, fiscal 2023 and fiscal 2024; and (iii) the executive officer’s employment through the settlement date. The number of shares and the payout value for the PRSUs reflect payout at target since Cisco’s operating performance and relative TSR performance for the first year of the three-year performance period did not exceed target levels. Each PRSU is subject to the Compensation Committee’s negative discretion when approving the settlement thereof.
(21)	6/9/22	25% on 6/10/23; 6.25% quarterly thereafter

Cisco 2022 Proxy Statement	61

The following table shows the number of shares acquired by each of the named executive officers during fiscal 2022 through vesting of restricted stock units (including restricted stock units granted upon the satisfaction of a performance condition). The table also presents the value realized upon such vesting, as calculated based on the closing share price of Cisco’s common stock on the Nasdaq Global Select Market on the vesting date. No stock options were exercised by the named executive officers during fiscal 2022, and there were no outstanding stock options held by the named executive officers as of July 30, 2022.
Option Exercises and Stock Vested – Fiscal 2022
	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Charles H. Robbins	412,884	$23,466,938
R. Scott Herren	102,724	$5,526,496
Maria Martinez	220,930	$12,442,013
Jeff Sharritts	78,758	$4,364,772
Dev Stahlkopf	–	$–
Gerri Elliott	184,193	$10,481,655
(1) Includes 23,167 shares subject to fully vested deferred stock units for Mr. Robbins, and 3,131 shares subject to fully vested deferred stock units for Ms. Elliott. These fully vested deferred stock units amounts also include dividend equivalents which accrued during fiscal 2022. As elected by the named executive officer, these shares will be deferred until either (i) the employee’s separation from service with Cisco or (ii) the earlier of an elected future settlement date or the employee’s separation from service with Cisco, in each case in accordance with Code Section 409A. For the values realized on vesting of the deferred stock units, see the “Nonqualified Deferred Compensation – Fiscal 2022” table below.
The following table shows the contributions and earnings during fiscal 2022, and account balance as of July 30, 2022, for named executive officers under the Deferred Compensation Plan or the 2005 Stock Incentive Plan, as the case may be.
Nonqualified Deferred Compensation – Fiscal 2022
Name	Plan	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Balance at Last Fiscal Year-End ($)(4)
Charles H. Robbins	Deferred Compensation Plan	$173,820	$53,775	$(130,436)	$1,547,597
	2005 Stock Incentive Plan	$881,530	$–	$(1,458,012)	$12,017,424
R. Scott Herren	Deferred Compensation Plan	$86,860	$68,660	$(7,108)	$186,747
Maria Martinez	Deferred Compensation Plan	$–	$–	$–	$–
Jeff Sharritts	Deferred Compensation Plan	$–	$–	$–	$–
Dev Stahlkopf	Deferred Compensation Plan	$–	$–	$–	$–
Gerri Elliott	2005 Stock Incentive Plan	$155,454	$–	$(72,313)	$478,427
(1) The executive contribution amounts under the Deferred Compensation Plan were included in fiscal 2022 compensation in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table, as applicable. The executive contribution amount under the 2005 Stock Incentive Plan represents the value of fully vested deferred stock units based on the closing share price of Cisco’s common stock on the Nasdaq Global Select Market on the vesting date and is included in the “Value Realized on Vesting” column of the Option Exercises and Stock Vested – Fiscal 2022 table.
(2) These amounts were included in the “All Other Compensation” column of the Summary Compensation Table. Matching contributions under the Deferred Compensation Plan are made to eligible participants following the end of each calendar year. Generally, the matching contribution rate for calendar year 2022 will be, and the matching contribution rate for calendar year 2021 was, 4.5% of eligible compensation over the Code Section 401(a)(17) limit for each calendar year ($305,000 for 2022 and $290,000 for 2021), with a $1,500,000 cap on eligible compensation for each calendar year. The matching contribution rate for calendar years 2022 and 2021 is the same as in the 401(k) Plan for both years. Participants must be actively employed by Cisco on the last day of a calendar year to receive a matching contribution under

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the Deferred Compensation Plan. The amounts in this column reflect the sum of  (i) actual calendar year 2021 matching contributions, excluding the portion of those contributions related to deferrals of fiscal 2021 salary and non-equity incentive plan compensation, and (ii) estimated calendar year 2022 matching contributions related to deferrals of fiscal 2022 salary and non-equity incentive plan compensation during calendar year 2022 that are expected to be credited to the accounts of the named executive officers at the end of calendar year 2022.
(3) None of the amounts in this column are included in the Summary Compensation Table because plan earnings were not preferential or above-market.
(4) The following amounts included in this column for the Deferred Compensation Plan also have been reported in the Summary Compensation Table as compensation for fiscal 2022 or a prior fiscal year: Mr. Robbins, $1,555,279; and Mr. Herren, $178,021. The aggregate grant date fair value of the fully vested deferred stock units under the 2005 Stock Incentive Plan included in this column that has been reported in the Summary Compensation Table as compensation for fiscal 2022 or a prior fiscal year for Mr. Robbins was $7,090,254 and Ms. Elliott, $442,911. The deferred equity amounts included in this column are valued using the fiscal 2022 year-end closing share price of Cisco common stock of  $45.37.
The Deferred Compensation Plan, which became effective on June 25, 2007, is an unfunded and unsecured deferred compensation arrangement that is designed to allow the participants to defer a specified percentage of their base salary (up to 75%), commissions and/or eligible bonuses (up to 100%) in a manner similar to the way in which the 401(k) Plan operates, but without regard to the maximum deferral limitations imposed on 401(k) plans by the Code. The Deferred Compensation Plan is designed to comply with Code Section 409A. As required by applicable law, participation in the Deferred Compensation Plan is limited to a group of Cisco’s management employees, which group includes each of Cisco’s named executive officers.
Amounts deferred by each participant pursuant to the Deferred Compensation Plan are credited to a bookkeeping account maintained on behalf of that participant. Amounts credited to each participant under the Deferred Compensation Plan are periodically adjusted for earnings and/or losses at a rate that is equal to one or more of the measurement funds selected by the 401(k) Plan Committee and elected by a participant. Currently, the measurement funds consist of the following: Fidelity Money Market Fund; iShares Core Total U.S. Bond Market ETF Trust; SPDR S&P 500 ETF Trust; SPDR S&P MidCap 400 ETF Trust; iShares Russell 2000 Index Fund; iShares MSCI EAFE Index Fund; BlackRock LifePath Index Retirement Fund; BlackRock LifePath Index 2030 Fund; BlackRock LifePath Index 2040 Fund; and BlackRock LifePath Index 2050 Fund.
In addition, Cisco may credit additional matching amounts to a participant’s account for any plan year as determined by the Compensation Committee. For calendar years 2022 and 2021, there are matching contributions on deferrals over the Internal Revenue Service limitation on compensation that may be taken into account under the 401(k) Plan ($305,000 for 2022 and $290,000 for 2021). Generally, the matching contribution rate for calendar year 2022 will be, and the matching contribution rate for calendar year 2021 was, 4.5% of eligible compensation over the Code Section 401(a)(17) limit, with a $1,500,000 cap on eligible compensation for each calendar year. The matching contribution rate for calendar years 2022 and 2021 is the same as in the 401(k) Plan for both years. Participants must be actively employed by Cisco on the last day of a calendar year to receive a matching contribution under the Deferred Compensation Plan.
Distributions are made in accordance with elections filed by participants at the time of their deferral elections and distributions are expected to occur on specified future distribution dates or after participant’s separation of service. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law.
Under the 2005 Stock Incentive Plan, at the election of an eligible employee, the settlement of vested shares underlying RSUs may be deferred until either (i) the employee’s separation from service with Cisco or (ii) the earlier of an elected future settlement date or the employee’s separation from service with Cisco, in each case in accordance with Code Section 409A. Since the fiscal 2016 annual equity grants, vested and deferred time-based RSUs have been credited with dividend equivalents.

Cisco 2022 Proxy Statement	63

Potential Payments upon Termination or Change in Control
Acceleration of Equity Awards
As described above in the CD&A, each outstanding award to all employees under the 2005 Stock Incentive Plan that is subject to vesting provisions, and each PRSU awarded from time to time (including any accrued dividend equivalents, if applicable), will vest in full (at target levels for PRSUs) and, if applicable, become immediately exercisable in the event that Cisco is acquired by merger or asset sale, unless the award or related agreement is assumed or replaced by the acquiring entity.
The Compensation Committee has adopted a policy (the “Death and Terminal Illness Policy”) that applies to each outstanding award to all employees (other than as described in this paragraph) and that can be revoked or changed at any time. Pursuant to this policy, if the holder of such an award dies or becomes terminally ill, his or her aggregate awards will generally vest in an amount (at target levels for PRSUs) equal to the greater of  (a) 100% of the unvested shares subject to the awards up to a total value of  $10 million, net of aggregate exercise or purchase price, or (b) up to one year of vesting from the date of death or determination of terminal illness. For purposes of this policy, shares subject to each award are valued based on the closing share price of Cisco common stock on the date of death or determination of terminal illness.
In the event of the retirement of a named executive officer, and to the extent the named executive officer meets certain retirement eligibility criteria described in the award agreement and complies with certain post-retirement covenants, all PRSUs will continue to vest and any earned PRSUs, based on the satisfaction of the performance metrics, will be settled in Cisco shares after the end of the performance period. Further, PRSUs will be forfeited and provide no value to its holder to the extent a named executive officer violates specific post-retirement covenants.
The table below sets forth the values that the named executive officers would derive in the event of  (a) a change in control in which the awards are not assumed or replaced by the acquiror, (b) the death or terminal illness of the named executive officer, or (c) the retirement of the named executive officer, that in each case hypothetically occurred on the last business day of fiscal 2022. For RSUs and PRSUs, the value is based upon the fiscal 2022 year-end closing share price of Cisco common stock of  $45.37.
Potential Payments – Accelerated Equity Awards
	Change in Control
Name	Awards are not Assumed or Replaced by Acquiror ($)(1)	Death or Terminal Illness ($)(2)	Retirement ($)(3)
Charles H. Robbins	$48,456,619	$23,071,778	$21,515,309
R. Scott Herren	$19,659,867	$10,000,000	$–
Maria Martinez	$21,369,960	$10,000,000	$–
Jeff Sharritts	$11,321,118	$10,000,000	$–
Dev Stahlkopf	$8,972,612	$8,972,612	$–
Gerri Elliott	$23,312,563	$11,566,705	$11,009,621
(1) Represents the value of accelerated RSUs and PRSUs.
(2) Represents the greater of  (i) the value of full acceleration of unvested RSUs and PRSUs, up to the limit of  $10 million, assuming those awards were to be accelerated under the Death and Terminal Illness Policy or (ii) up to one year of vesting of unvested stock awards from the date of death or determination of terminal illness. These values have not been, and may never be, realized.
(3) Represents the value of retirement eligible PRSUs assuming shares were earned based on actual performance for the portion of the performance period that has been completed and target performance for the remainder. These values have not been, and may never be, realized. Further, PRSUs will be forfeited and provide no value to its holder to the extent the holder violates specific post-retirement covenants.

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CEO Pay Ratio
Presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee. The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. SEC rules for identifying the median employee allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
As determined in accordance with SEC rules, the fiscal 2022 annual total compensation was $29,283,936 for our CEO, as reported in the Summary Compensation Table, and $117,400 for our median employee, and the ratio of these amounts is 249 to 1. The Compensation Committee considers our CEO pay ratio in reviewing and establishing CEO compensation.
As permitted by SEC rules, to identify our median employee, we elected to use the target annual total cash compensation of each employee as of the end of fiscal 2022. For these purposes, target annual total cash compensation included annual base salary or hourly wages, target cash incentives, target commissions, and comparable cash elements of compensation in non-U.S. jurisdictions and was calculated using internal human resources records with all foreign currencies converted to U.S. dollars. All amounts were annualized for permanent employees who did not work for the entire year.
We selected the median employee from among our global population of employees as of the end of fiscal 2022. As permitted by SEC rules, we excluded 85 employees, representing approximately 0.1% of our global population of employees, who joined Cisco during fiscal 2022 as part of our acquisitions of Datagrid Systems, Inc. (d/b/a Opsani), Epsagon Ltd. and replex GmbH when making this determination. Except for the employees excluded on the basis of these acquisitions completed in fiscal 2022, we did not exclude any other employees whether pursuant to the de minimis exemption for foreign employees or any other permitted exclusion.

Cisco 2022 Proxy Statement	65

Ownership of Securities
The following table sets forth information known to Cisco with respect to beneficial ownership of Cisco common stock as of September 2, 2022 for (i) each director and nominee, (ii) each holder of 5.0% or greater of Cisco common stock, (iii) Cisco’s CEO, CFO, and the other named executive officers listed in the “Summary Compensation Table” section, and (iv) all executive officers and directors as a group.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to Cisco’s knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned. The number of shares beneficially owned by each person or group as of September 2, 2022 includes shares of common stock that such person or group had the right to acquire on or within 60 days after September 2, 2022, including, but not limited to, upon the exercise of options or the vesting of RSUs. References to RSUs in the footnotes of the table below include only RSUs outstanding as of September 2, 2022 that would vest or could settle on or within 60 days after September 2, 2022. References to accrued dividend equivalents on fully vested deferred RSUs in the footnotes of the table below also include dividend equivalents that will accrue on or within 60 days after September 2, 2022. Since these future dividend equivalents amounts are not currently determinable, they have been estimated using the closing price of Cisco common stock on September 2, 2022 of  $44.59. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 4,108,844,167 shares of common stock outstanding on September 2, 2022 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after September 2, 2022.
Name	Number of Shares Beneficially Owned	Percent Owned
BlackRock, Inc.(1)	350,404,388	8.5%
The Vanguard Group(2)	338,695,807	8.2%
M. Michele Burns(3)	74,648	*
Wesley G. Bush(4)	34,606	*
Michael D. Capellas	155,594	*
Gerri Elliott(5)	207,514	*
Mark Garrett(6)	23,534	*
John D. Harris II	10,541	*
R. Scott Herren	71,357	*
Dr. Kristina M. Johnson(7)	62,528	*
Maria Martinez(8)	119,463	*
Roderick C. McGeary(9)	108,991	*
Sarah Rae Murphy(10)	1,532	*
Charles H. Robbins(11)	38,698	*
Brenton L. Saunders(12)	19,138	*
Jeff Sharritts(13)	1,162	*
Dev Stahlkopf(14)	16,351	*
Dr. Lisa T. Su(15)	25,463	*
Marianna Tessel(16)	11,292	*
All executive officers, directors and nominees as a group (16 Persons)(17)	774,898	*
* Less than one percent.
(1) Based on information set forth in a Schedule 13G filed with the SEC on February 1, 2022 by BlackRock, Inc. and certain related entities. BlackRock, Inc. reported that it has sole voting power with respect to 306,854,414 shares of common stock and sole dispositive power with respect to all shares beneficially owned. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(2) Based on information set forth in a Schedule 13G filed with the SEC on February 9, 2022 by The Vanguard Group and certain related entities. The Vanguard Group reported that it has sole voting power with respect to 0 shares of common stock, sole dispositive power with respect to 321,345,843 shares of common stock, shared voting power with respect to 6,676,983 shares of common stock, and shared dispositive power with respect to 17,349,964 shares of common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(3) Includes 6,904 shares subject to fully vested deferred stock units.

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(4) Represents 10,000 shares held by a trust, 23,008 shares subject to fully vested deferred stock units and 1,598 accrued dividend equivalents on such fully vested deferred restricted stock units.
(5) Excludes 10,708 fully vested deferred stock units and 646 accrued dividend equivalents on such fully vested deferred restricted stock units that will not settle on or within 60 days after September 2, 2022.
(6) Represents 22,635 held by a trust and 899 shares held by family limited partnerships.
(7) Includes 41,498 shares subject to fully vested deferred stock units and 5,535 accrued dividend equivalents on such fully vested deferred restricted stock units.
(8) Includes 1,276 shares held by a trust.
(9) Includes 49,460 shares subject to fully vested deferred stock units.
(10) Represents 1,532 shares held by a trust.
(11) Excludes 243,000 fully vested deferred stock units and 24,132 accrued dividend equivalents on such fully vested deferred restricted stock units that will not settle on or within 60 days after September 2, 2022.
(12) Includes 16,951 shares subject to fully vested deferred stock units and 1,747 accrued dividend equivalents on such fully vested deferred restricted stock units.
(13) Represents 1,162 shares subject to RSUs.
(14) Represents 15,879 shares subject to RSUs and 472 dividend equivalents accrued on certain RSUs.
(15) Represents 6,000 shares held by spouse, 18,379 shares subject to fully vested deferred stock units and 1,084 accrued dividend equivalents on such fully vested deferred restricted stock units.
(16) Represents 10,866 shares subject to fully vested deferred stock units and 426 accrued dividend equivalents on such fully vested deferred restricted stock units.
(17) Includes 167,066 shares subject to fully vested deferred stock units, 10,390 accrued dividend equivalents on fully vested deferred restricted stock units, 17,041 shares subject to RSUs and 472 dividend equivalents accrued on certain RSUs.

Cisco 2022 Proxy Statement	67

Equity Compensation Plan Information
The following table provides information as of July 30, 2022 with respect to the shares of Cisco common stock that may be issued under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the 2005 Stock Incentive Plan and the Cisco Systems, Inc. Employee Stock Purchase Plan (the “Purchase Plan”).
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	99,008,229(2)	–	311,791,528(3)
Equity compensation plans not approved by security holders	–(4)	–	–
Total	99,008,229	–	311,791,528(5)
(1) Excludes purchase rights accruing as of July 30, 2022 under the Purchase Plan.
(2) Includes 95,356,833 shares subject to outstanding RSUs and 3,651,396 shares issuable under outstanding PRSUs based on an assumed target performance, unless performance is otherwise known.
(3) Includes shares available for future issuance under the Purchase Plan. As of July 30, 2022, as reported in Cisco’s 2022 Annual Report on Form 10-K, an aggregate of 106,942,345 shares of common stock were available for future issuance under the Purchase Plan, including shares subject to purchase during the current purchase period. Under the 2005 Stock Incentive Plan, each share issued as a stock grant (or pursuant to the vesting of a stock unit) will reduce the share reserve by 1.5 shares. Further, each share issued upon the settlement of a dividend equivalent will reduce the shares reserved by 1.5 shares. Under the 2005 Stock Incentive Plan, non-employee directors may also elect to receive fully vested shares of common stock (or RSUs that would be settled in shares after the non-employee director left the Board) in lieu of all or a specified portion of their regular cash retainer, additional retainer paid in connection with service on any committee, or other cash fees based on the fair market value of the shares on the date any cash retainer or fee would otherwise be paid.
(4) Excludes options, warrants and other equity rights assumed by Cisco in connection with mergers and acquisitions. As of July 30, 2022, a total of 644,732 shares of common stock were issuable upon exercise of outstanding options and 42,910 shares were issuable upon the vesting of RSUs under those other assumed arrangements. The weighted average exercise price of those outstanding options is $5.93 per share. No additional awards may be granted under those assumed arrangements.
(5) As of July 30, 2022, 204,849,183 shares and 106,942,345 shares were available for future issuance under the 2005 Stock Incentive Plan and the Purchase Plan, respectively, as reported in Cisco’s 2022 Annual Report on Form 10-K.

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Audit Committee Matters
Proposal No. 3 – Ratification of Independent Registered Public Accounting Firm
Cisco is asking the stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as Cisco’s independent registered public accounting firm for the fiscal year ending July 29, 2023. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in Cisco’s and its stockholders’ best interests.
The Audit Committee is directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent registered public accounting firm retained to audit Cisco’s consolidated financial statements. The Audit Committee has appointed PwC as Cisco’s independent registered public accounting firm for fiscal 2023 and is responsible for pre-approving all audit and permissible non-audit services to be provided by PwC. PwC has audited Cisco’s consolidated financial statements annually since fiscal 1988. In order to ensure continuing auditor independence, the Audit Committee considers non-audit fees and services when assessing auditor independence and periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the committee chair and other members of the Audit Committee are directly involved in the selection of PwC’s new lead engagement partner, including the most recent selection of PwC’s lead engagement partner for the period of service beginning with fiscal 2019. The members of the Audit Committee and the Board believe that the continued retention of PwC to serve as Cisco’s independent registered public accounting firm is in the best interests of Cisco and its stockholders. Representatives of PwC are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that those representatives will be available to respond to appropriate questions.
Principal Accountant Fees and Services
The following is a summary of the fees billed to Cisco by PwC for professional services rendered for the fiscal years ended July 30, 2022 and July 31, 2021:
Fee Category	Fiscal 2022 Fees	Fiscal 2021 Fees
Audit Fees	$22,883,000	$22,565,000
Audit-Related Fees	866,000	877,000
Tax Fees	2,957,000	4,560,000
All Other Fees	18,000	11,000
Total Fees	$26,724,000	$28,013,000
Audit Fees
Consists of fees billed for professional services rendered for the integrated audit of Cisco’s consolidated financial statements and of its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports and for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

Cisco 2022 Proxy Statement	69

Audit-Related Fees
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Cisco’s consolidated financial statements and are not reported under “Audit Fees”. These services include employee benefit plan audits, accounting consultations in connection with transactions, merger and acquisition due diligence, attest services that are not required by statute or regulation, and consultations concerning new financial accounting and reporting standards.
Tax Fees
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, assistance with customs and duties compliance, value-added tax compliance, mergers and acquisitions tax compliance, and tax advice on international, federal and state tax matters. None of these services were provided under contingent fee arrangements. Tax compliance fees were $2,957,000 and $4,430,000 in fiscal 2022 and fiscal 2021, respectively. All other tax fees were $0 and $130,000 in fiscal 2022 and 2021, respectively.
All Other Fees
Consists of fees for professional services other than the services reported above, including permissible business process advisory and consulting services, fees for software licenses, and the translation of filings.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The ratification of the appointment of PwC to serve as Cisco’s independent registered public accounting firm for fiscal 2023 requires the affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter).
Recommendation of the Board of Directors
The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of PwC to serve as Cisco’s independent registered public accounting firm for the fiscal year ending July 29, 2023.

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Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material,” to be “filed” with the SEC or be subject to Regulation 14A or Regulation 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in future filings with the SEC except to the extent that Cisco specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Audit Committee has reviewed and discussed with Cisco’s management and PricewaterhouseCoopers LLP the audited consolidated financial statements of Cisco contained in Cisco’s Annual Report on Form 10-K for the 2022 fiscal year. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from Cisco.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Cisco’s Annual Report on Form 10-K for its 2022 fiscal year for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee
Mark Garrett (Chair)	M. Michele Burns	Roderick C. McGeary	Sarah Rae Murphy

Cisco 2022 Proxy Statement	71

Certain Relationships and Transactions with Related Persons
Cisco’s Board has adopted a written related person transactions policy. The Audit Committee (or other committee designated by the Nomination and Governance Committee) reviews transactions that may be “related-person transactions,” which are transactions between Cisco and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is a director, executive officer, nominee for director, or a greater than 5% beneficial owner of Cisco’s common stock, in each case since the beginning of the last fiscal year, and their immediate family members.
This policy provides that, barring special facts or circumstances, a related person does not have a direct or indirect material interest in the following categories of transactions:
■
employment-related compensation to executive officers that is determined by the Compensation Committee;

■
compensation to non-employee directors that is reported in Cisco’s proxy statement;

■
transactions with another company at which:

□
the related person’s only relationship is as a beneficial owner of less than 10% of that company’s shares or as a limited partner holding interests of less than 10% in such partnership;

□
the related person is an employee (other than an executive officer) and/or a director, if the aggregate amount involved in a Cisco fiscal year does not exceed the greater of  $1 million or 2% of that company’s total annual revenues; or

□
the related person is the beneficial owner of less than a majority interest in that company (if the related person is solely related to Cisco because of its beneficial ownership of greater than 5% of Cisco’s common stock);

■
charitable contributions, grants or endowments to the Cisco Foundation or by Cisco or the Cisco Foundation to a charitable organization, foundation, or university at which the related person’s only relationship is as an employee (or at which the related person is a trustee, director or executive officer if the aggregate amount involved in a Cisco fiscal year does not exceed $300,000), or any non-discretionary matching contribution, grant, or endowment made pursuant to a matching gift program;

■
transactions where the related person’s interest arises solely from the ownership of publicly traded securities issued by Cisco and all holders of such securities receive proportional benefits;

■
transactions involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

■
transactions where the rates or charges involved are determined by competitive bids;

■
transaction involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

■
ordinary course business travel and expenses, advances and reimbursements; and

■
payments made pursuant to (i) directors and officers insurance policies, (ii) Cisco’s certificate of incorporation or bylaws, and/or (iii) any policy, agreement or instrument previously approved by Cisco’s Board, such as indemnification agreements.

When transactions involving related persons do not fall into one of the above categories, they are reviewed by Cisco’s disclosure committee. The disclosure committee determines whether a related person could have a significant interest in such a transaction, and any such transaction is referred to the Audit Committee (or other designated committee). Transactions may also be identified through Cisco’s COBC or other policies and procedures and reported to the Audit Committee (or other designated committee). That committee reviews the material facts of all related-person transactions and either approves, ratifies, rescinds, or takes other appropriate action (in its discretion) with respect to the transaction. There are no related person transactions to report.

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Stockholder Proposal
Proposal No. 4 – Stockholder Proposal
Greater Manchester Pension Fund, as lead filer, and the Fondo Etica Azionario fund (Etica Sgr S.p.A.), and the Missionary Oblates of Mary Immaculate – United States Province, as co-filers, have notified us that the lead filer or a designee intend to present the following proposal at the meeting:
Resolution: Tax Transparency
RESOLVED: Shareholders request that the Board of Directors issue a tax transparency report to shareholders, at reasonable expense and excluding confidential information, prepared in consideration of the indicators and guidelines set forth in the Global Reporting Initiative’s (GRI) Tax Standard.
Supporting Statement
Profit shifting by corporations is estimated to cost the US government $70 – 100 billion annually.1 Globally, the OECD estimates revenue losses of  $100 – 240 billion.2 The PRI, representing investors with $89 trillion assets under management, states that tax avoidance is key driver of global inequality.3
With the COVID-19 pandemic resulting in large deficits for many governments, there has been increased government and community focus on whether corporations are paying a “fair share” of tax and contributing to societies where profits are earned. 90% of companies believe that the financial impacts of the pandemic may lead to more tax disputes, while 38% expect authorities to become more rigorous in tax examinations.4
In October 2021, 136 countries agreed to a framework for global tax reform.5 In the US, increases in infrastructure and social spending are linked to tax reforms.6 The proposed Disclosure of Tax Havens and Offshoring Act will require public country-by-country reporting (CbCR) of financial (including tax) data by SEC-registered companies. In November 2021, the European Union approved a directive to implement a form of public CbCR for multinationals operating in the European Union with group revenue of over $860 million.7
Currently, Cisco does provide disaggregated profits or tax payments in non-US markets, challenging investors’ ability to evaluate the risks to our company of taxation reforms, or whether Cisco is engaged in responsible tax practices that ensure long term value creation for the company and the communities in which it operates. Cisco’s approach to taxation has been repeatedly challenged by tax authorities globally.8 In 2021, TaxWatch alleged that Cisco avoided £68 million UK taxes in 2019.9
The GRI Standards are the world’s most utilized reporting standard.10 The GRI Tax Standard was developed in response to investor concerns regarding the lack of corporate tax transparency and the impact of tax avoidance on governments’ ability to fund services and support sustainable development.11 It is the first comprehensive, global standard for public tax disclosure and requires public reporting of a company’s business activities, including revenues, profits and losses, and tax payments within each jurisdiction.12
This proposal would bring our company’s disclosures in line with leading companies who already report using the Tax Standard.13 Our company already reports CbCR information to OECD tax authorities privately, so any increased reporting burden is negligible.
1 https://thefactcoalition.org/trillions-at-stake-behind-the-numbers-at-play-in-u-s-international-corporate-tax-reform/.
2 https://www.washingtonpost.com/us-policy/2020/11/19/global-tax-evasion-data/
3 https://www.globalreporting.org/about-gri/news-center/backing-for-gri-s-tax-standard/
4 https://www2.deloitte.com/content/dam/Deloitte/global/Documents/dttl-tax-beps-survey-2021-report.pdf
5 https://www.oecd.org/tax/international-community-strikes-a-ground-breaking-tax-deal-for-the-digital-age.htm.
6 https://thefactcoalition.org/international-tax-reform-in-build-back-better-act-a-promising-start/

Cisco 2022 Proxy Statement	73

7 https://www.internationaltaxreview.com/article/b1vf7yc65qpzcd/this-week-in-tax-eu-on-track-for-public-cbcr-by-2023
8 https://www.reseller.co.nz/article/663741/cisco-nz-writes-4-6m-cheque-after-tax-investigation/.
9 https://www.mirror.co.uk/money/city-news/eight-worlds-richest-tech-titans-24238557
10 https://assets.kpmg/content/dam/kpmg/xx/pdf/2020/11/the-time-has-come.pdf
11 https://www.globalreporting.org/about-gri/news-center/backing-for-gri-s-tax-standard/
12 https://www.globalreporting.org/standards/media/2482/gri-207-tax-2019.pdf
13 For example: https://www.results.philips.com/publications/ar20/downloads/pdf/en/PhilipsCountryActivityAndTaxReport2020.pdf; https://www.vodafone.com/sites/default/files/2021-10/vodafone-tax-report-19-20.pdf
Cisco’s Statement in Opposition to Proposal No. 4
The Board of Directors believes this proposal does not serve the best interests of Cisco or its stockholders and recommends a vote AGAINST it.

Why we recommend you vote against this proposal:
■
We are committed to having a positive impact in the communities in which we operate and we support corporate tax laws that incentivize innovation, investment, and job creation.

■
We already provide information about our tax contributions in our publicly available SEC filings.

■
We already disclose our tax strategy on our Investor Relations webpage.

■
This proposal would potentially have an adverse impact on our business operations, and the GRI Tax Standard is not commonly used by U.S. companies or among our peers.

We are Committed to Having a Positive Impact in the Communities in Which We Operate and We Support Corporate Tax Laws that Incentivize Innovation, Investment, and Job Creation
As shown in our extensive 2021 Cisco Purpose Report1, our purpose is to Power an Inclusive Future for All. In support of that purpose, we are committed to having a positive impact on our various stakeholders, including the countries and communities in which we operate. In fiscal 2022, we employed approximately 83,300 employees in over 90 countries.
We believe corporate tax laws should incentivize innovation, investment, and job creation. We also believe that the tax laws should foster trade and investment, minimize distortions or harmful effects on business activity, be fair and nondiscriminatory, create a level playing field, provide certainty, and minimize double taxation. We hold ourselves to the highest standards of business conduct, corporate governance, and accountability.
We Already Provide Information About Our Tax Contributions
In our financial statements included in our reports publicly filed with the Securities and Exchange Commission, we provide detailed disclosure of our income tax contributions in accordance with U.S. generally accepted accounting principles. Within these financial statements we publicly disclose our total worldwide corporate income tax paid and the amounts of our corporate income tax expense attributable to US federal, state, and foreign taxes. For fiscal year 2022, our worldwide corporate income tax expense was $2.7 billion, which was 18.4 % of our worldwide profit before tax.

1 See https://www.cisco.com/c/dam/m/en_us/about/csr/esg-hub/_pdf/purpose-report-2021.pdf. Our purpose report is not incorporated by reference into this Proxy Statement.

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We Already Disclose Our Tax Strategy
In our tax strategy which is publicly disclosed on our Investor Relations webpage2 we recognize our responsibility to contribute and work in partnership with the communities and countries in which we have operations. Such responsibility includes ensuring that Cisco pays tax on the appropriate level of profits generated from the activities undertaken in each jurisdiction. Our tax strategy provides that we will comply with applicable tax laws, describes our comprehensive approach to risk management and governance in relation to taxation, and also provides that we will only undertake appropriate tax planning consistent with tax laws and principles and aligned to Cisco’s business and operations. As described in our tax strategy, Cisco only takes tax positions that are reasonable and defensible under the tax law. We always act with integrity and work with governments in an honest and transparent manner, and we value our reputation, and our relationships, with governments globally.
This Proposal Would Potentially Have an Adverse Impact on Our Business Operations
This proposal requests that we expand our current disclosures to include country-by-country reporting in accordance with the GRI Tax Standard. This type of disclosure would require us to provide additional granular data for every country in which we operate. We believe this information is neither useful nor informative to our investors.
While the proponents claim reporting under the GRI Tax Standard would bring Cisco in line with other “leading companies who already report using” this standard, the proponents reference in their proposal only two European-based corporations that report under the GRI Tax Standard, and no US-based corporations. The GRI Tax Standard is not commonly used by U.S. companies or among our peers.
The Organisation for Economic Co-operation and Development’s Inclusive Framework (a group of over 60 countries, including the United States) considered whether to make country-by-country information public, and decided against it to protect the confidentiality of potentially sensitive information. We believe the GRI Tax Standard’s prescriptive granularity and worldwide disclosure requirement would force disclosure of competitively sensitive information about our operations and cost structures, and would hamper our ability to make operational decisions.
Vote Required
The affirmative vote of the holders of a majority of the votes properly cast (for the avoidance of doubt, abstentions and broker non-votes are not counted as votes cast for or against such matter) is required for approval of this proposal.
Recommendation of the Board of Directors
For all the reasons set forth above, the Board of Directors recommends a vote AGAINST Proposal No. 4.

2 See https://investor.cisco.com/resources-and-faqs/faqs/default.aspx. Such website is not incorporated by reference into this Proxy Statement.

Cisco 2022 Proxy Statement	75

Other Important Information About the Meeting
These proxy materials are provided in connection with the solicitation of proxies by Cisco’s Board for the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on Thursday, December 8, 2022, and at any adjournments or postponements of the annual meeting.
Proposal No.	Proposal	Board Recommendation	Voting Standard	Abstentions	Effect of Broker Non-Votes
1	Election of 12 Directors	FOR each of the nominees	Majority of votes cast for each Director	No effect	No effect
2	Non-Binding Advisory Resolution to Approve Executive Compensation	FOR	Majority of votes cast	No effect	No effect
3	Ratification of Independent Registered Public Accounting Firm for Fiscal 2023	FOR	Majority of votes cast	No effect	Discretionary voting by broker permitted
4	Stockholder Proposal	AGAINST	Majority of votes cast	No effect	No effect
Frequently Asked Questions Regarding the Meeting
How do I attend and participate in the annual meeting?
You are entitled to participate in the annual meeting if you were a stockholder of record or a beneficial owner of our common stock as of October 10, 2022, the record date, or you hold a valid legal proxy for the annual meeting.
The annual meeting will begin promptly at 8:00 a.m. Pacific Time on Thursday, December 8, 2022. We encourage you to access the annual meeting prior to the start time. Online access will begin 15 minutes prior to the start of the annual meeting, at 7:45 a.m. Pacific Time.
This year’s annual meeting will only be accessible online through the Internet. We have worked to offer the same participation opportunities as if you attended the annual meeting in person. You will be able to attend, submit questions and vote your shares electronically during the annual meeting by visiting www.virtualshareholdermeeting.com/CSCO2022. To participate in the annual meeting at www.virtualshareholdermeeting.com/CSCO2022, you must enter the 16-digit control number found next to the label “Control Number” for postal mail recipients or within the body of the email sending you the Proxy Statement.
Further details on how to participate in the annual meeting can be found on our Investor Relations website at investor.cisco.com. We encourage you to check this website prior to the annual meeting if you plan to attend. We will also provide a live webcast of the annual meeting from our Investor Relations website at investor.cisco.com. A replay of the annual meeting, including the question and answer session, will be available on our Investor Relations website at investor.cisco.com after the meeting.
How do I ask a question at the annual meeting?
This year’s question and answer session will include questions submitted by stockholders in advance of the meeting and questions submitted live during the annual meeting. If you wish to submit a question prior to the annual meeting, you may do so beginning one week in advance of the annual meeting, by logging in to www.proxyvote.com and entering your 16-digit control number. If you wish to submit a question during the annual

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meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CSCO2022, typing your question in the “Ask a Question” field, and clicking “Submit.” Questions pertinent to the annual meeting will be answered in the question and answer session during the annual meeting, subject to time constraints. Our Investors Relations team will reply to questions that cannot be answered during the annual meeting due to time constraints if the stockholder provides contact information as soon as practicable after the annual meeting.
What if I encounter technical difficulties accessing the annual meeting, and where can I find additional information about the annual meeting?
If you encounter any technical difficulties accessing the virtual annual meeting during the check-in or meeting time, we will have technicians available to assist you. Please call the technical support telephone numbers referenced on the log in page of www.virtualshareholdermeeting.com/CSCO2022. Additional information regarding the ability of stockholders to submit questions during the annual meeting, related rules of conduct, and other materials for the annual meeting will be available during the annual meeting at
www.virtualshareholdermeeting.com/CSCO2022.
How do I register for online delivery of proxy materials?
We encourage stockholders to register for online delivery of stockholder materials via our Investor Relations website at investor.cisco.com. Navigate to “Resources & FAQs” via the menu at the top left-hand corner, and then to “Personal Investing” tab. Follow the instructions under the heading “Electronic Enrollment” to register and provide your consent for online delivery. Registering for online delivery of proxy materials supports our efforts to preserve natural resources by reducing mail.
Who is entitled to vote and how many votes do I have?
Only stockholders of record of Cisco common stock on October 10, 2022, the record date, will be entitled to vote at the annual meeting. Each holder of record will be entitled to one vote on each nominee for election to the Board and for each other matter presented at the annual meeting for each share of common stock held on the record date. Stockholders may not cumulate votes in the election of directors. On the record date, there were 4,105,968,967 shares of common stock issued and outstanding. Stockholders may request an appointment to inspect a complete list of stockholders entitled to vote at the 2022 Annual Meeting of Stockholders for any purpose germane to the annual meeting at our headquarters by sending an email request to investor-relations@cisco.com. In addition, the list of stockholders will also be available during such meeting through the meeting website for those stockholders who choose to attend.
What constitutes a “quorum” for the annual meeting?
The holders of a majority of the outstanding shares of common stock must be present or represented by proxy at the annual meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. A broker non-vote occurs when a bank, broker or other holder of record holding shares for a beneficial owner submits a proxy for the annual meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner, except for Proposal No. 3. If the persons present or represented by proxy at the annual meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the annual meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.
What is the voting requirement to approve each of the proposals, and how are votes counted?
In the election of directors, a nominee will be elected if the votes cast “for” the nominee exceeds the votes properly cast “against” the nominee. The other proposals require the affirmative vote of the holders of a majority of the votes properly cast. Abstentions and broker non-votes are not counted as votes cast for or against a nominee or Proposal Nos. 2, 3 or 4. The inspector of elections appointed for the annual meeting will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.
What is the difference between holding shares as a registered stockholder, and as a beneficial owner of shares?
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered a “registered stockholder” of those shares. If your shares are held in an account

Cisco 2022 Proxy Statement	77

at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.
How do I vote if I am a beneficial owner of shares?
If you are a beneficial owner of shares held in “street name,” you should provide specific instructions by completing and returning the voting instruction card from your broker, bank, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the Internet. Without your instructions, your broker is not permitted to vote on your behalf on “non-routine” matters. For the annual meeting, only the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditor for fiscal 2023 is considered to be a routine matter. For your vote to be counted with respect to non-routine matters, you will need to communicate your voting decisions to your broker, bank, or other similar organization before the date of the annual meeting. All beneficial owners may also vote online during the annual meeting. You will need the 16-digit control number included on your voting instruction card to log in to the virtual meeting platform at www.proxyvote.com. Voting electronically online during the annual meeting will replace any previous votes.
How do I vote if I am a registered stockholder?
By Telephone or Internet.   All registered stockholders can vote by telephone, by using the toll-free telephone number on their Notice or proxy card, or through the internet, at the web address provided and by using the procedures and instructions described on the Notice or proxy card. The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly. Voting electronically online during the annual meeting will replace any previous votes.
By Written Proxy.   All registered stockholders who received paper copies of our proxy materials can also vote by written proxy card. If you are a registered stockholder and receive a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Cisco Board as follows:
FOR	Each of the nominees of the Board of Directors (Proposal No. 1)
FOR	The non-binding advisory resolution to approve executive compensation (Proposal No. 2)
FOR	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 29, 2023 (Proposal No. 3)
AGAINST	The proposal submitted by stockholders (Proposal No. 4)
IN THE DISCRETION OF PROXY HOLDERS	As to any other matters that may properly come before the annual meeting or any postponements or adjournments of the annual meeting
Whether or not you plan to attend and participate in the meeting, we encourage you to vote by proxy as soon as possible before the annual meeting. Your shares will be voted in accordance with your instructions.
Can I change my vote?
There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the annual meeting:
■
Vote again by telephone or at the internet website

■
Transmit a revised proxy card or voting instruction card that is dated later than the prior one

■
Registered stockholders may notify Cisco’s Secretary in writing that a prior proxy is revoked

■
Vote online during the annual meeting

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The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
Who pays for the solicitation of proxies?
Cisco will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that Cisco may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. In addition, Cisco has retained D.F. King & Co., Inc. to act as a proxy solicitor in conjunction with the annual meeting. Cisco has agreed to pay that firm an estimated fee of  $25,000 plus additional fees for telephone solicitation of proxies, if needed, and its customary out-of-pocket expenses, for proxy solicitation services. Proxies may also be solicited on behalf of the Board by directors, officers or employees of Cisco by telephone or in person, or by email or through the Internet. Further, the original solicitation of proxies by mail may be supplemented by solicitation by telephone and other means by directors, officers and employees of Cisco. No additional compensation will be paid to these individuals for any such services.
What is “householding”?
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding”. Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
A number of brokers with account holders who beneficially own our common stock will be “householding” our annual report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge Financial Solutions, either by calling toll-free (866) 540-7095, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, Cisco will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, a separate set of the annual report and other proxy materials, you may write or call Cisco’s Investor Relations Department at Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations, telephone (408) 227-2726.
Stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials or annual report and other proxy materials, who wish to receive only one set in the future, can contact their bank, broker or other holder of record to request information about householding.

Cisco 2022 Proxy Statement	79

Internet Availability of Proxy Materials
In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.
Form 10-K
Cisco will mail without charge, upon written request, a copy of Cisco’s Annual Report on Form 10-K for the fiscal year ended July 30, 2022, including the Consolidated Financial Statements and related notes, schedules and list of exhibits, and any exhibit specifically requested. Requests should be sent to: Cisco Systems, Inc., 170 West Tasman Drive, San Jose, California 95134, Attention: Investor Relations. The Annual Report on Form 10-K is also available on our Investor Relations website at investor.cisco.com.
Stockholder Proposals and Nominations for 2023 Annual Meeting of Stockholders
Requirements for Stockholder Proposals to Be Considered for Inclusion in Cisco’s Proxy Materials. Cisco stockholders may submit proposals on matters appropriate for stockholder action at meetings of Cisco’s stockholders in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in Cisco’s proxy materials relating to its 2023 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Cisco no later than June 20, 2023.
Such proposals should be delivered to Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134 (and we encourage you to send a copy via email to CorporateSecretary@cisco.com), with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer at the same address.
Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. Cisco’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary of Cisco not less than sixty nor more than ninety calendar days prior to the anniversary of the date on which Cisco first mailed its proxy materials for its immediately preceding annual meeting of stockholders (as specified in Cisco’s proxy materials for its immediately preceding annual meeting of stockholders). To be timely for the 2023 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by Cisco’s Secretary at the principal executive offices of Cisco between July 20, 2023 and August 19, 2023. However, in the event that the annual meeting is called for a date that is not within sixty calendar days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to Cisco’s Secretary must set forth the information required by Cisco’s bylaws with respect to each matter the stockholder proposes to bring before the annual meeting.
Requirements to Submit Candidates for Nomination to be Elected at the Annual Meeting. To recommend a prospective nominee for the Nomination and Governance Committee’s consideration, submit the candidate’s name and qualifications to Cisco’s Secretary in writing to the following address: Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer at the same address. When submitting candidates for nomination to be elected at Cisco’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by Cisco’s bylaws. In particular, for the Nomination and Governance Committee to consider a

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candidate recommended by a stockholder for nomination at the 2023 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by Cisco’s Secretary between July 20, 2023 and August 19, 2023 (or, if the 2023 Annual Meeting of Stockholders is called for a date that is not within sixty calendar days of the anniversary of the date of the 2022 Annual Meeting of Stockholders, by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made). The recommendation must include the same information as is specified in Cisco’s bylaws for stockholder nominees to be considered at an annual meeting, including the following:
■
The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

■
The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

■
The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

■
A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

■
Information regarding the nominee that would be required to be included in Cisco’s proxy statement by the SEC rules, including the nominee’s age, business experience for the past five years and any directorships held by the nominee, including directorships held during the past five years.

Requirements to Submit Candidates for Nomination and Inclusion in Cisco’s Proxy Materials. In accordance with the proxy access provisions of Cisco’s bylaws, an eligible stockholder, or a group of up to twenty (20) stockholders, owning continuously for at least three (3) years a number of Cisco shares that constitutes at least three percent (3%) of Cisco’s outstanding shares and who continue to own such minimum shares through the date of the annual meeting of stockholders, is allowed to nominate for inclusion in Cisco’s proxy materials for such annual meeting of stockholders, director nominees constituting up to the greater of two individuals or 20% of the Board. The nomination notice and other materials required by these provisions must be delivered or mailed to and received by Cisco’s Secretary in writing between May 21, 2023 and June 20, 2023 (or, if the 2023 Annual Meeting of Stockholders is called for a date that is not within 30 calendar days of the anniversary of the date of the 2022 Annual Meeting of Stockholders, by the later of the close of business on the date that is 180 days prior to the date of the 2023 Annual Meeting of Stockholders or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made) at the following address: Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer, at the same address. When submitting nominees for inclusion in Cisco’s proxy materials pursuant to the proxy access provisions of Cisco’s bylaws, stockholders must follow the notice procedures and provide the information required by (and otherwise comply with) Cisco’s bylaws.
In addition, the proxy solicited by the Board for the 2023 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at such meeting for which Cisco has not been provided with notice on or prior to August 19, 2023 and (ii) any proposal made in accordance with the bylaw provisions, if the 2023 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.
Universal Proxy Rules. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 Annual Meeting of Stockholders must provide notice to our Secretary at the following address: Cisco Systems, Inc., Attention: Evan Sloves, Secretary, 170 West Tasman Drive, San Jose, California 95134, with a copy to Cisco Systems, Inc., Attention: Chief Legal Officer, at the same address that sets forth all information required by Rule 14a-19 under the Exchange Act no later than October 9, 2023 (or, if the 2023 Annual Meeting of Stockholders is called for a date that is not within 30 calendar days of the anniversary of the date of the 2022 Annual Meeting of Stockholders, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 annual meeting or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made).

Cisco 2022 Proxy Statement	81

Other Matters
The Board knows of no other matters to be presented for stockholder action at the 2022 Annual Meeting of Stockholders. However, if other matters do properly come before such meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.
BY ORDER OF THE BOARD OF DIRECTORS
Evan Sloves
Secretary
San Jose, California
October 13, 2022

82

CISCO

CISCO SYSTEMS, INC.
C/O PROXY SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D91834-P81055 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CISCO SYSTEMS, INC.

1. Election of Directors

Nominees:

		For	Against	Abstain
2.	Approval, on an advisory basis, of executive compensation.	☐	☐	☐
3.	Ratification of PricewaterhouseCoopers LLP as Cisco's independent registered public accounting firm for fiscal 2023.	☐	☐	☐

		For	Against	Abstain
4.	Stockholder Proposal - Approval to have Cisco's Board issue a tax transparency report in consideration of the Global Reporting Initiative's Tax Standard.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD91834-P81055For Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !CISCO SYSTEMS, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735CISCO SYSTEMS, INC.1a. M. Michele Burns1c. Michael D. Capellas1b. Wesley G. Bush1g. Roderick C. McGeary1h. Sarah Rae Murphy1d. Mark Garrett1f. Dr. Kristina M. Johnson1e. John D. Harris II1j. Brenton L. Saunders1k. Dr. Lisa T. Su1l. Marianna Tessel1i. Charles H. Robbins1. Election of DirectorsNominees:The Board of Directors recommends you vote FOR Proposals1, 2 and 3:NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.3. Ratification of PricewaterhouseCoopers LLP as Cisco'sindependent registered public accounting firm for fiscal2023.2. Approval, on an advisory basis, of executive compensation.4. Stockholder Proposal - Approval to have Cisco's Board issuea tax transparency report in consideration of the GlobalReporting Initiative's Tax Standard.To act upon such other matters as may properly come before theannual meeting or any adjournment or postponement thereof.The Board of Directors recommends you vote AGAINSTProposal 4 submitted by a stockholder:! ! !! ! !SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CSCO2022You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

P7D91835-P81055Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2022THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned revokes all previous proxies, acknowledges receipt of the notice of the stockholders' annual meeting to be held December 8, 2022 and the proxy statement, and appoints Charles H. Robbins and Evan Sloves or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Cisco Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of Cisco to be held on December 8, 2022 at 8:00 a.m. Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS SPECIFIED.IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWELVE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSAL 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to be signed on reverse side